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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07687
First American Strategy Funds, Inc.
(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN (Address of principal executive offices)	55402 (Zip code)
Charles D. Gariboldi, Jr., 800 Nicollet Mall, Minneapolis, MN 55402
(Name and address of agent for service)
Registrant’s telephone number, including area code:       800-677-3863
Date of fiscal period end:       August 31
Date of reporting period:       August 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

First American Funds.

2006 Annual Report

Lifecycle Funds

The First American Lifecycle Funds are funds-of-funds and your cost of investing in the funds will generally be higher than the cost of investing directly in the shares of the mutual funds in which they invest. You will indirectly bear your share of any fees and expenses charged by the underlying funds in addition to indirectly bearing the principal risks of those funds, which include but are not limited to, volatility and additional risks associated with investments in small- and mid-capitalization securities, real estate securities, political, economic, and currency risk related to foreign securities, and interest-rate risk related to investing in debt securities.
Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS October 16, 2006

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended August 31, 2006.
This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Strategy Funds, Inc.	Thomas S. Schreier, Jr. President First American Strategy Funds, Inc.
First American Funds Annual Report 2006       1

Strategy Aggressive Growth Allocation fund
Investment Objective: seeks a high level of capital growth.
How did the fund perform for the fiscal year ended August 31, 2006?
The First American Strategy Aggressive Growth Allocation Fund, Class Y shares, returned 11.05% for the fiscal year ended August 31, 2006 (Class A shares returned 10.77% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Russell 3000 Index, the MSCI EAFE Index, and the Lehman Aggregate Bond Index returned 8.75%, 24.78%, and 1.71%, respectively, for the same period.
What were the general economic and market conditions?
Economic growth continued at an average pace slightly above sustainable levels, moderating gradually toward the end of the fiscal year. It was volatile on a quarter-by-quarter basis, reflecting disruptions to economic activity associated with the hurricanes last fall and the stimulus provided by the subsequent recovery and rebuilding effort. Gross Domestic Product growth was strong enough to move the unemployment rate down to 4.6% from 5.0% 12 months earlier.
The strength in economic activity, fewer excess resources in the economy, and elevated energy prices pushed core inflation measures higher during this period. The rise in inflation and the decline in unemployment resulted in the Federal Reserve (“Fed”) lifting its target lending rate by 25 basis points (0.25%) at each of its policy meetings during the past year to the current level of 5.25%. The latest readings on broad economic activity and key sectors of the economy suggest that Fed tightening has begun to have its desired effect, as economic growth slowed to a sustainable pace during the third quarter of 2006.
What is the overall investment strategy?
The fund’s investment in other First American funds is based on a carefully thought out asset allocation model developed by the portfolio management team. The investments reflect the fund’s objective to seek a high level of capital growth. To achieve this goal, the fund invests heavily in equity funds, with only a 10% target of fixed-income funds. Within the equity portion, which comprises domestic and foreign funds, there is a mix of large-, mid-, and small-capitalization funds, as well as growth and value funds. The fixed-income portion is allocated mainly to core and high-yield funds.
What were the portfolio allocations over the last year?
On the strength of continued positive performance from equities late in 2005 and in the first quarter of 2006, the fund began the fiscal year with a high equity allocation (approximately 95% equities, 5% fixed income). Early in the year, we also increased the fund’s position in the First American International Fund, in response to attractive valuations overseas, a moderate decline of the dollar, and restructuring opportunities in the European Union and in Japan that seemed to pave the way for better business — and equity — performance.
We subsequently reduced this equity overweight in two steps (mid-May and late August), ending the fiscal year with approximately 91% equities and 9% fixed income. The first reduction was motivated chiefly by the rising threat of inflation and its potential negative effect on stock performance. The second step away from equities reflects our belief at the end of the fiscal year that the Fed was finished with its measured policy of rate hikes, and that, with the slowing economy, earnings expectations would have to be scaled down.
Allocation to Underlying Fund as of August 31, 20061  (% of net assets)

Large Cap Growth Opportunities Fund	22.5%
International Fund	21.4
Large Cap Value Fund	15.3
Large Cap Select Fund	13.9
Inflation Protected Securities Fund	5.6
Mid Cap Growth Opportunities Fund	4.3
Real Estate Securities Fund	3.8
Core Bond Fund	3.0
Equity Income Fund	2.5
Mid Cap Value Fund	2.4
Equity Index Fund	2.0
Small Cap Select Fund	1.1
Small Cap Growth Opportunities Fund	0.9
Small Cap Value Fund	0.9
Prime Obligations Fund	0.5
Portfolio Allocation as of August 31, 20061  (% of net assets)

Equity Funds	91.0%
Fixed Income Funds	8.6
Short-Term Investment	0.5

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.
2      First American Funds Annual Report 2006

Strategy Aggressive Growth Allocation fund continued
Annual Performance1

	August 31, 2006				September 30, 2006*

			Since Inception					Since Inception

	1 year	5 years	10/1/1996	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	4.64%	—	—	7.99%	5.15%	7.58%	—	8.26%

Class B	4.89%	—	—	8.11%	5.33%	7.69%	—	8.50%

Class C	8.99%			8.42%	9.33%	7.98%		8.64%

Average annual return without sales charge (NAV)
Class A	10.77%	—	—	9.23%	11.23%	8.81%	—	9.47%

Class B	9.89%	—	—	8.41%	10.33%	7.98%	—	8.65%

Class C	9.99%	—	—	8.42%	10.33%	7.98%	—	8.64%

Class R	10.54%	6.25%	6.59%	—	10.98%	8.67%	6.72%

Class Y	11.05%	—	—	9.49%	11.42%	9.04%		9.71%

Russell 3000 Index[2]	8.75%	5.63%	8.52%	8.49%	10.22%	8.08%	8.69%	8.82%

Lehman Aggregate Bond Index[3]	1.71%	4.87%	6.35%	4.83%	3.67%	4.81%	6.39%	4.93%

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index)[4]	24.78%	12.25%	7.22%	16.03%	19.65%	14.70%	7.18%	15.79%

Value of $10,000 Investment1, 5  as of August 31, 2006

Strategy Aggressive Growth Allocation Fund, Class A (NAV)	$15,456

Strategy Aggressive Growth Allocation Fund, Class A (POP)	$14,613

Strategy Aggressive Growth Allocation Fund, Class Y	$15,640

Russell 3000 Index[2]	$14,946

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/24/2001 to 8/31/2006) as compared to the fund’s primary benchmark index.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in an index is not available.
Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

[2]	An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

[3]	An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[4]	An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

[5]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       3

Strategy Aggressive Growth Allocation fund continued
Expense Example
As a shareholder of the Strategy Aggressive Growth Allocation Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006, to August 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (3/01/06 to
	Value (3/01/06)	Value (8/31/06)	8/31/06)
Class A Actual[2]	$1,000.00	$1,017.80	$2.03

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[2]	$1,000.00	$1,013.90	$5.84

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[2]	$1,000.00	$1,013.80	$5.84

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[2]	$1,000.00	$1,016.30	$3.30

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[2]	$1,000.00	$1,019.10	$0.76

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[2]	Based on the actual returns for the six-month period ended August 31, 2006 of 1.78%, 1.39%, 1.38%, 1.63%, and 1.91% for Class A, Class B, Class C, Class R, and Class Y, respectively.
4      First American Funds Annual Report 2006

Strategy Growth Allocation fund
Investment Objective: seeks capital growth with a moderate level of current income.
How did the fund perform for the fiscal year ended August 31, 2006?
The First American Strategy Growth Allocation Fund, Class Y shares, returned 9.62% for the fiscal year ended August 31, 2006 (Class A shares returned 9.25% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Russell 3000 Index, the MSCI EAFE Index, and the Lehman Aggregate Bond Index returned 8.75%, 24.78%, and 1.71%, respectively, for the same period.
What were the general economic and market conditions?
Economic growth continued at an average pace slightly above sustainable levels, moderating gradually toward the end of the fiscal period. It was volatile on a quarter-by-quarter basis, reflecting disruptions to economic activity associated with the hurricanes last fall and the stimulus provided by the subsequent recovery and rebuilding effort. Gross Domestic Product growth was strong enough to move the unemployment rate down to 4.6% from 5.0% 12 months earlier.
The strength in economic activity, fewer excess resources in the economy, and elevated energy prices pushed core inflation measures higher during this year. The rise in inflation and the decline in unemployment resulted in the Federal Reserve (“Fed”) lifting its target lending rate by 25 basis points (0.25%) at each of its policy meetings during the past year to the current level of 5.25%. The latest readings on broad economic activity and key sectors of the economy suggest that Fed tightening has begun to have its desired effect, as economic growth slowed to a sustainable pace during the third quarter of 2006.
What is the overall investment strategy?
The fund’s investment in other First American funds is based on a carefully thought out asset allocation model developed by the portfolio management team. The investments reflect the fund’s objective to provide capital growth with a moderate level of current income. To achieve this goal, the fund is broadly diversified over both equity styles and fixed-income styles, generally aiming for an approximately 75%/25% equity/fixed-income mix. Within the equity portion, the fund’s positions are allocated across large-, mid-, and small-capitalization funds, as well as growth and value style funds. In addition, the fund invests in both domestic and foreign equity funds. The fixed-income portion has allocations to both core and high-yield funds.
What were the portfolio allocations over the last year?
On the strength of continued positive performance from equities late in 2005 and in the first quarter of 2006, the fund began the fiscal year with a high equity allocation (approximately 84% equities, 16% fixed income). Early in the year, we also increased the fund’s position in the First American International Fund, in response to attractive valuations overseas, a moderate decline of the dollar, and restructuring opportunities in the European Union and in Japan that seemed to pave the way for better business — and equity — performance.
We subsequently reduced this equity overweight in two steps (mid-May and late August), ending the fiscal year with approximately 76% equities and 23% fixed income. The first reduction was motivated chiefly by the rising threat of inflation and its potential negative effect on stock performance. The second step away from equities reflects our belief at the end of the fiscal year that the Fed was finished with its measured policy of rate hikes, and that, with the slowing economy, earnings expectations would have to be scaled down.
Allocation to Underlying Fund as of August 31, 20061  (% of net assets)

Large Cap Growth Opportunities Fund	19.7%
International Fund	15.7
Large Cap Value Fund	13.1
Core Bond Fund	12.4
Large Cap Select Fund	11.7
Inflation Protected Securities Fund	9.0
Equity Income Fund	4.0
Real Estate Securities Fund	3.1
Equity Index Fund	3.0
Mid Cap Growth Opportunities Fund	2.4
Mid Cap Value Fund	1.6
High Income Bond Fund	1.6
Small Cap Select Fund	1.1
Small Cap Growth Opportunities Fund	0.8
Prime Obligations Fund	0.8
Portfolio Allocation as of August 31, 20061  (% of net assets)

Equity Funds	76.2%
Fixed Income Funds	23.0
Short-Term Investment	0.8

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.
First American Funds Annual Report 2006       5

Strategy Growth Allocation fund continued
Annual Performance1

	August 31, 2006				September 30, 2006*

			Since Inception					Since Inception

	1 year	5 years	10/1/1996	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	3.22%	—	—	7.01%	3.89%	6.72%	—	7.26%

Class B	3.50%	—	—	7.15%	4.14%	6.83%	—	7.54%

Class C	7.35%	—	—	7.45%	8.00%	7.15%		7.68%

Average annual return without sales charge (NAV)
Class A	9.25%	—	—	8.25%	9.91%	7.92%	—	8.48%

Class B	8.50%	—	—	7.46%	9.14%	7.14%	—	7.69%

Class C	8.35%	—	—	7.45%	9.00%	7.15%	—	7.68%

Class R	8.94%	5.79%	6.34%	—	9.63%	7.78%	6.47%

Class Y	9.62%	—	—	8.51%	10.18%	8.20%		8.73%

Russell 3000 Index[2]	8.75%	5.63%	8.52%	8.49%	10.22%	8.08%	8.69%	8.82%

Lehman Aggregate Bond Index[3]	1.71%	4.87%	6.35%	4.83%	3.67%	4.81%	6.39%	4.93%

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index)[4]	24.78%	12.25%	7.22%	16.03%	19.65%	14.70%	7.18%	15.79%

Value of $10,000 Investment1, 5  as of August 31, 2006

Strategy Growth Allocation Fund, Class A (NAV)	$14,783

Strategy Growth Allocation Fund, Class A (POP)	$13,971

Strategy Growth Allocation Fund, Class Y	$14,960

Russell 3000 Index[2]	$14,946

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/24/2001 to 8/31/2006) as compared to the fund’s primary benchmark index.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in an index is not available.
Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

[2]	An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

[3]	An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[4]	An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

[5]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
6      First American Funds Annual Report 2006

Strategy Growth Allocation fund continued
Expense Example
As a shareholder of the Strategy Growth Allocation Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006, to August 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (3/01/06 to
	Value (3/01/06)	Value (8/31/06)	8/31/06)
Class A Actual[2]	$1,000.00	$1,017.70	$2.03

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[2]	$1,000.00	$1,014.40	$5.84

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[2]	$1,000.00	$1,013.40	$5.84

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[2]	$1,000.00	$1,016.50	$3.30

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[2]	$1,000.00	$1,019.90	$0.76

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[2]	Based on the actual returns for the six-month period ended August 31, 2006 of 1.77%, 1.44%, 1.34%, 1.65%, and 1.99% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2006       7

Strategy Growth & Income Allocation fund
Investment Objective: seeks both capital growth and current income.
How did the fund perform for the fiscal year ended August 31, 2006?
The First American Strategy Growth & Income Allocation Fund, Class Y shares, returned 8.40% for the fiscal year ended August 31, 2006 (Class A shares returned 8.21% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Russell 3000 Index, the MSCI EAFE Index, and the Lehman Aggregate Bond Index returned 8.75%, 24.78%, and 1.71%, respectively, for the same period.
What were the general economic and market conditions?
Economic growth continued at an average pace slightly above sustainable levels, moderating gradually toward the end of the fiscal year. It was volatile on a quarter-by-quarter basis, reflecting disruptions to economic activity associated with the hurricanes last fall and the stimulus provided by the subsequent recovery and rebuilding effort. Gross Domestic Product growth was strong enough to move the unemployment rate down to 4.6% from 5.0% 12 months earlier.
The strength in economic activity, fewer excess resources in the economy, and elevated energy prices pushed core inflation measures higher during this period. The rise in inflation and the decline in unemployment resulted in the Federal Reserve (“Fed”) lifting its target lending rate by 25 basis points (0.25%) at each of its policy meetings during the past year to the current level of 5.25%. The latest readings on broad economic activity and key sectors of the economy suggest that Fed tightening has begun to have its desired effect, as economic growth slowed to a sustainable pace during the third quarter of 2006.
What is the overall investment strategy?
The fund’s investment in other First American funds is based on a carefully thought out asset allocation model developed by the portfolio management team. The investments reflect the fund’s objective to provide capital growth and current income. To achieve this goal, the fund aims for a stock-bond mix of approximately 60%/40%, recognized in the industry as the most closely “balanced” portfolio between stock and bond returns with consideration to risk and reward. Within the stock and bond portions, the fund is broadly diversified among domestic and foreign, large-, mid-, and small-cap, and growth and value equity funds, as well as core and high-yield bond funds.
What were the portfolio allocations over the last year?
On the strength of continued positive performance from equities late in 2005 and in the first quarter of 2006, the fund began the fiscal period with very high equity allocation (approximately 69% equities, 31% fixed income). Early in the period, we also increased the fund’s position in the First American International Fund, in response to attractive valuations overseas, a moderate decline of the dollar, and restructuring opportunities in the European Union and in Japan that seemed to pave the way for better business — and equity — performance.
We subsequently reduced this equity overweight in two steps (mid-May and late August), ending the fiscal year with approximately 62% equities and 33% fixed income (with the balance in short-term investments). The first reduction was motivated chiefly by the rising threat of inflation and its potential negative effect on stock performance. The second step away from equities reflects our belief at the end of the fiscal period that the Fed was finished with its measured policy of rate hikes, and that, with the slowing economy, earnings expectations would have to be scaled down.
With the yield curve flattening as short-term rates rose, we took advantage of very attractive yields on the shorter end of the curve by investing in the First American Prime Obligations Fund.
Allocation to Underlying Fund as of August 31, 20061  (% of net assets)

Core Bond Fund	24.2%
Large Cap Growth Opportunities Fund	14.1
International Fund	13.1
Large Cap Select Fund	10.6
Large Cap Value Fund	10.0
Inflation Protected Securities Fund	6.0
Prime Obligations Fund	5.9
Equity Index Fund	3.6
Equity Income Fund	3.1
Real Estate Securities Fund	2.6
High Income Bond Fund	2.4
Mid Cap Growth Opportunities Fund	1.9
Mid Cap Value Fund	1.6
Small Cap Select Fund	1.1
Portfolio Allocation as of August 31, 20061  (% of net assets)

Equity Funds	61.7%
Fixed Income Funds	32.6
Short-Term Investment	5.9

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.
8      First American Funds Annual Report 2006

Strategy Growth & Income Allocation fund continued
Annual Performance1

	August 31, 2006				September 30, 2006*

			Since Inception					Since Inception

	1 year	5 years	10/1/1996	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	2.29%	—	—	6.20%	2.98%	5.99%	—	6.44%

Class B	2.42%	—	—	6.34%	3.22%	6.10%	—	6.71%

Class C	6.39%	—	—	6.63%	7.21%	6.39%		6.85%

Average annual return without sales charge (NAV)
Class A	8.21%	—	—	7.42%	9.01%	7.18%	—	7.64%

Class B	7.42%	—	—	6.65%	8.22%	6.41%	—	6.87%

Class C	7.39%	—	—	6.63%	8.21%	6.39%	—	6.85%

Class R	8.00%	5.52%	6.17%	—	8.71%	7.04%	6.27%

Class Y	8.40%	—	—	7.68%	9.31%	7.44%		7.89%

Russell 3000 Index[2]	8.75%	5.63%	8.52%	8.49%	10.22%	8.08%	8.69%	8.82%

Lehman Aggregate Bond Index[3]	1.71%	4.87%	6.35%	4.83%	3.67%	4.81%	6.39%	4.93%

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) [4]	24.78%	12.25%	7.22%	16.03%	19.65%	14.70%	7.18%	15.79%

Value of $10,000 Investment1, 5  as of August 31, 2006

Strategy Growth & Income Allocation Fund, Class A (NAV)	$14,234

Strategy Growth & Income Allocation Fund, Class A (POP)	$13,456

Strategy Growth & Income Allocation Fund, Class Y	$14,408

Russell 3000 Index[2]	$14,946

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/24/2001 to 8/31/2006) as compared to the fund’s primary benchmark index.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in an index is not available.
Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

[2]	An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

[3]	An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[4]	An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

[5]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
First American Funds Annual Report 2006       9

Strategy Growth & Income Allocation fund continued
Expense Example
As a shareholder of the Strategy Growth & Income Allocation Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006, to August 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (3/01/06 to
	Value (3/01/06)	Value (8/31/06)	8/31/06)
Class A Actual[2]	$1,000.00	$1,020.50	$2.04

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[2]	$1,000.00	$1,016.20	$5.84

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[2]	$1,000.00	$1,016.10	$5.84

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[2]	$1,000.00	$1,019.10	$3.31

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[2]	$1,000.00	$1,021.90	$0.76

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[2]	Based on the actual returns for the six-month period ended August 31, 2006 of 2.05%, 1.62%, 1.61%, 1.91%, and 2.19% for Class A, Class B, Class C, Class R, and Class Y, respectively.
10      First American Funds Annual Report 2006

Strategy Income Allocation fund
Investment Objective: seeks a high level of current income consistent with limited risk of capital.
How did the fund perform for the fiscal year ended August 31, 2006?
The First American Strategy Income Allocation Fund, Class Y shares, returned 5.23% for the fiscal year ended August 31, 2006 (Class A shares returned 4.97% without taking the sales charge into account). By comparison, the fund’s benchmarks, the Russell 3000 Index, the MSCI EAFE Index, and the Lehman Aggregate Bond Index returned 8.75%, 24.78%, and 1.71%, respectively, for the same period.
What were the general economic and market conditions?
Economic growth continued at an average pace slightly above sustainable levels, moderating gradually toward the end of the fiscal period. It was volatile on a quarter-by-quarter basis, reflecting disruptions to economic activity associated with the hurricanes last fall and the stimulus provided by the subsequent recovery and rebuilding effort. Gross Domestic Product growth was strong enough to move the unemployment rate down to 4.6% from 5.0% 12 months earlier.
The strength in economic activity, fewer excess resources in the economy, and elevated energy prices pushed core inflation measures higher during this period. The rise in inflation and the decline in unemployment resulted in the Federal Reserve (“Fed”) lifting its target lending rate by 25 basis points (0.25%) at each of its policy meetings during the past year to the current level of 5.25%. The latest readings on broad economic activity and key sectors of the economy suggest that Fed tightening has begun to have its desired effect, as economic growth slowed to a sustainable pace during the third quarter of 2006.
What is the overall investment strategy?
The fund’s investment in other First American funds is based on a carefully thought out asset allocation model developed by the portfolio management team. The investments reflect the fund’s objective to provide a high level of current income consistent with limited risk to capital. Pursuant to this objective, the fund targets a mix of approximately 70% fixed-income funds and 30% equity funds. These underlying funds are broadly diversified across a range of fixed-income styles, as well as domestic equity styles.
What were the portfolio allocations over the last year?
Given continued strong equity performance and relatively weak performance in the bond markets, the fund placed greater emphasis on generating equity income, focusing particularly on the First American Large Cap Value Fund. Accordingly, early in the year, we increased the fund’s equity overweight, starting the period with 36.5% equities. Shortly thereafter, we also increased the fund’s exposure to the First American International Fund, in response to attractive valuations overseas, a moderate decline of the dollar, and restructuring opportunities in the European Union and in Japan that seemed to pave the way for better business — and equity — performance. The 37.5% allocation to equities was reduced in mid-May to 35.5%, chiefly because of the rising threat of inflation and its potential negative effect on stock performance. A further reduction — to 32% — was made toward the end of the fiscal year, reflecting our belief that the Fed was finished with its measured policy of rate hikes, and that, with the slowing economy, earnings expectations would have to be scaled down.
With the yield curve flattening as the short-term rates rose, we took advantage of very attractive yields on the shorter end of the curve by investing in the First American Prime Obligations Fund. At the same time, the fund’s allocation to the First American Inflation Protected Securities Fund, increased earlier in the fiscal year due to rising inflationary pressure, was reduced in response to the news that inflation was increasingly under control.
Allocation to Underlying Fund as of August 31, 20061  (% of net assets)

Core Bond Fund	43.5%
Prime Obligations Fund	17.0
International Fund	7.5
Large Cap Select Fund	6.0
Large Cap Growth Opportunities Fund	5.7
Equity Income Fund	5.1
Equity Index Fund	5.1
Inflation Protected Securities Fund	4.5
High Income Bond Fund	2.6
Large Cap Value Fund	1.5
Real Estate Securities Fund	1.3
Portfolio Allocation as of August 31, 20061  (% of net assets)

Fixed Income Funds	50.6%
Equity Funds	32.2
Short-Term Investment	17.0

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.
First American Funds Annual Report 2006       11

Strategy Income Allocation fund continued
Annual Performance1

	August 31, 2006				September 30, 2006*

			Since Inception					Since Inception

	1 year	5 years	10/1/1996	9/24/2001	1 year	5 years	10 years	9/24/2001
Average annual return with sales charge (POP)
Class A	(0.76)%	—	—	4.88%	0.33%	4.67%	—	5.02%

Class B	(0.86)%	—	—	4.94%	0.35%	4.74%	—	5.24%

Class C	3.17%	—	—	5.30%	4.39%	5.09%	—	5.42%

Average annual return without sales charge (NAV)
Class A	4.97%	—	—	6.08%	6.18%	5.85%	—	6.21%

Class B	4.14%	—	—	5.28%	5.35%	5.07%	—	5.40%

Class C	4.17%	—	—	5.30%	5.39%	5.09%	—	5.42%

Class R	4.67%	5.05%	5.87%		5.97%	5.76%	5.94%

Class Y	5.23%	—	—	6.33%	6.54%	6.14%	—	6.47%

Russell 3000 Index[2]	8.75%	5.63%	8.52%	8.49%	10.22%	8.08%	8.69%	8.82%

Lehman Aggregate Bond Index[3]	1.71%	4.87%	6.35%	4.83%	3.67%	4.81%	6.39%	4.93%

Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) [4]	24.78%	12.25%	7.22%	16.03%	19.65%	14.70%	7.18%	15.79%

Value of $10,000 Investment1, 5  as of August 31, 2006

Strategy Income Allocation Fund, Class A (NAV)	$13,379

Strategy Income Allocation Fund, Class A (POP)	$12,647

Strategy Income Allocation Fund, Class Y	$13,538

Lehman Aggregate Bond Index[3]	$12,619

Class A

Class Y

The chart above illustrates the total value of an assumed $10,000 investment in the fund’s Class A and Class Y shares (from 9/24/2001 to 8/31/2006) as compared to the fund’s primary benchmark index.

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

*	This table presents average annual total returns through the latest calendar quarter – rather than through the end of the fiscal period.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment is an index is not available.
Total returns at net asset value (“NAV”) reflect performance over the time period indicated without including the fund’s maximum sales charge and assume reinvestment of all distributions at NAV.
Total returns at public offering price (“POP”) reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A shares and the contingent deferred sales charge (“CDSC”) for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares and 1.00% for Class C shares. Total returns assume reinvestment of all dividends at NAV.

[2]	An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

[3]	An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

[4]	An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

[5]	Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to the different expense structures.
12      First American Funds Annual Report 2006

Strategy Income Allocation fund continued
Expense Example
As a shareholder of the Strategy Income Allocation Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006, to August 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[1] (3/01/06 to
	Value (3/01/06)	Value (8/31/06)	8/31/06)
Class A Actual[2]	$1,000.00	$1,020.80	$2.04

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

Class B Actual[2]	$1,000.00	$1,016.30	$5.84

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class C Actual[2]	$1,000.00	$1,016.60	$5.85

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Class R Actual[2]	$1,000.00	$1,018.50	$3.31

Class R Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

Class Y Actual[2]	$1,000.00	$1,022.10	$0.76

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	$0.77

[1]	Expenses are equal to the fund’s annualized expense ratio for the most recent six-month period of 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the one-half year period). These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[2]	Based on the actual returns for the six-month period ended August 31, 2006 of 2.08%, 1.63%, 1.66%, 1.85%, and 2.21% for Class A, Class B, Class C, Class R, and Class Y, respectively.
First American Funds Annual Report 2006       13

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Strategy Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments of First American Strategy Funds, Inc. (comprised of the Strategy Aggressive Growth Allocation, Strategy Growth Allocation, Strategy Growth & Income Allocation, and Strategy Income Allocation Funds) (the “funds”) as of August 31, 2006, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006, and confirmation of the securities held by correspondence with brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the respective funds constituting First American Strategy Funds, Inc. at August 31, 2006, the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
October 13, 2006
14      First American Funds Annual Report 2006

Schedule of  Investments August 31, 2006, all dollars are rounded to thousands (000)

Strategy Aggressive Growth Allocation Fund
DESCRIPTION	SHARES	VALUE

Affiliated Investment Companies
Equity Funds – 91.0%
First American Investment Funds, Inc. (a)
Equity Income Fund	208,387	$3,151
Equity Index Fund	103,509	2,527
International Fund	1,865,484	27,050
Large Cap Growth Opportunities Fund (b)	987,261	28,364
Large Cap Select Fund	1,229,558	17,534
Large Cap Value Fund	915,398	19,297
Mid Cap Growth Opportunities Fund (b)	131,362	5,434
Mid Cap Value Fund	119,834	3,080
Real Estate Securities Fund	195,398	4,822
Small Cap Growth Opportunities Fund (b)	57,937	1,172
Small Cap Select Fund (b)	90,968	1,377
Small Cap Value Fund	74,758	1,109

Total Equity Funds (Cost $103,975)		114,917

Fixed Income Funds – 8.6%
First American Investment Funds, Inc. (a) Core Bond Fund	348,912	3,810
Inflation Protected Securities Fund	720,942	7,036

Total Fixed Income Funds (Cost $10,817)		10,846

Short-Term Investment – 0.5%
First American Funds, Inc. (c)
Prime Obligations Fund (Cost $668)	668,413	668

Total Affiliated Investment Companies – 100.1% (Cost $115,460)		126,431

Other Assets and Liabilities, Net – (0.1)%		(108)

Total Net Assets – 100.0%		$126,323

(a)	Investments in these funds are made in the Y share class.

(b)	Fund paid no dividends during the twelve-month period ended August 31, 2006.

(c)	Investment in this fund is made in the Z share class.

Strategy Growth Allocation Fund
DESCRIPTION	SHARES	VALUE

Affiliated Investment Companies
Equity Funds 76.2%
First American Investment Funds, Inc. (a)
Equity Income Fund	424,806	$6,423
Equity Index Fund	199,140	4,861
International Fund	1,730,185	25,088
Large Cap Growth Opportunities Fund (b)	1,099,190	31,580
Large Cap Select Fund	1,307,346	18,643
Large Cap Value Fund	996,021	20,996
Mid Cap Growth Opportunities Fund (b)	91,834	3,799
Mid Cap Value Fund	97,479	2,505
Real Estate Securities Fund	203,277	5,017
Small Cap Growth Opportunities Fund (b)	62,182	1,257
Small Cap Select Fund (b)	112,439	1,702

Total Equity Funds (Cost $109,858)		121,871

Fixed Income Funds – 23.0%
First American Investment Funds, Inc. (a)
Core Bond Fund	1,820,380	19,879
High Income Bond Fund	265,317	2,478
Inflation Protected Securities Fund	1,480,724	14,452

Total Fixed Income Funds (Cost $37,307)		36,809

Short-Term Investment – 0.8%
First American Funds, Inc. (c)
Prime Obligations Fund (Cost $1,253)	1,253,003	1,253

Total Affiliated Investment Companies – 100% (Cost $148,418)		159,933

Other Assets and Liabilities, Net – 0.0%		11

Total Net Assets – 100.0%		$159,944

(a)	Investments in these funds are made in the Y share class.

(b)	Fund paid no dividends during twelve-month period ended August 31, 2006.

(c)	Investment in this fund is made in the Z share class.
The accompanying notes are an integral part of the financial statements.
First American Funds Annual Report 2006       15

Schedule of  Investments August 31, 2006, all dollars are rounded to thousands (000)

Strategy Growth & Income Allocation Fund
DESCRIPTION	SHARES	VALUE

Affiliated Investment Companies
Equity Funds 61.7%
First American Investment Funds, Inc. (a)
Equity Income Fund	562,429	$8,504
Equity Index Fund	403,934	9,860
International Fund	2,495,413	36,183
Large Cap Growth Opportunities Fund (b)	1,358,710	39,036
Large Cap Select Fund	2,046,396	29,182
Large Cap Value Fund	1,312,332	27,664
Mid Cap Growth Opportunities Fund (b)	130,315	5,391
Mid Cap Value Fund	168,652	4,334
Real Estate Securities Fund	292,843	7,227
Small Cap Select Fund (b)	204,663	3,099

Total Equity Funds (Cost $141,721)		170,480

Fixed Income Funds – 32.6%
First American Investment Funds, Inc. (a)
Core Bond Fund	6,110,326	66,725
High Income Bond Fund	725,270	6,774
Inflation Protected Securities Fund	1,691,065	16,505

Total Fixed Income Funds (Cost $92,238)		90,004

Short-Term Investment – 5.9%
First American Funds, Inc. (c)
Prime Obligations Fund (Cost $16,179)	16,179,285	16,179

Total Affiliated Investment Companies – 100.2% (Cost $250,138)		276,663

Other Assets and Liabilities, Net – (0.2)%		(439)

Total Net Assets – 100.0%		$276,224

(a)	Investments in these funds are made in the Y share class.

(b)	Fund paid no dividends during the twelve-month period ended August 31, 2006.

(c)	Investment in this fund is made in the Z share class.

Strategy Income Allocation Fund
DESCRIPTION	SHARES	VALUE

Affiliated Investment Companies
Equity Funds 32.2%
First American Investment Funds, Inc. (a)
Equity Income Fund	328,047	$4,960
Equity Index Fund	202,985	4,955
International Fund	507,028	7,352
Large Cap Growth Opportunities Fund (b)	193,350	5,555
Large Cap Select Fund	413,733	5,900
Large Cap Value Fund	67,329	1,419
Real Estate Securities Fund	49,627	1,225

Total Equity Funds (Cost $26,368)		31,366

Fixed Income Funds – 50.6%
First American Investment Funds, Inc. (a)
Core Bond Fund	3,875,135	42,316
High Income Bond Fund	271,460	2,535
Inflation Protected Securities Fund	452,121	4,413

Total Fixed Income Funds (Cost $50,588)		49,264

Short-Term Investment – 17.0%
First American Funds, Inc. (c)
Prime Obligations Fund (Cost $16,483)	16,482,829	16,483

Total Affiliated Investment Companies – 99.8% (Cost $93,439)		97,113

Other Assets and Liabilities, Net – 0.2%		194

Total Net Assets – 100.0%		$97,307

(a)	Investments in these funds are made in the Y share class.

(b)	Fund paid no dividends during the twelve-month period ended August 31, 2006.

(c)	Investment in this fund is made in the Z share class.
The accompanying notes are an integral part of the financial statements.
16      First American Funds Annual Report 2006

Statements of  Assets and Liabilities August 31, 2006, all dollars are rounded to thousands (000), except for per share data

	Strategy		Strategy
	Aggressive	Strategy	Growth &	Strategy
	Growth	Growth	Income	Income
	Allocation	Allocation	Allocation	Allocation
	Fund	Fund	Fund	Fund

Investments in affiliated funds, at cost	$115,460	$148,418	$250,138	$93,439

ASSETS:
Investments in affiliated funds, at value (note 2)	$126,431	$159,933	$276,663	$97,113
Receivable for dividends and interest	5	4	22	23
Receivable for capital shares sold	169	181	65	248
Receivable from advisor	40	47	49	36
Prepaid expenses and other assets	48	46	46	45

Total assets	126,693	160,211	276,845	97,465

LIABILITIES:
Payable for capital shares redeemed	286	171	492	89
Payable to affiliates (note 3)	43	50	71	36
Payable for distribution and shareholder servicing fees	18	24	37	11
Accrued expenses and liabilities	23	22	21	22

Total liabilities	370	267	621	158

Net assets	$126,323	$159,944	$276,224	$97,307

COMPOSITION OF NET ASSETS:
Portfolio capital	$142,491	$159,778	$269,626	$93,453
Undistributed net investment income	47	235	727	503
Accumulated net realized loss on investments in affiliated funds (note 2)	(27,186)	(11,584)	(20,654)	(323)
Net unrealized appreciation of investments in affiliated funds	10,971	11,515	26,525	3,674

Net assets	$126,323	$159,944	$276,224	$97,307

Class A:
Net assets	$61,645	$67,477	$125,595	$30,250
Shares issued and outstanding (000) ($0.01 par value — 10 billion authorized)	5,170	5,830	11,456	2,654
Net asset value and redemption price per share	$11.92	$11.57	$10.96	$11.40
Maximum offering price per share (1)	$12.61	$12.24	$11.60	$12.06
Class B:
Net assets	$3,196	$7,103	$6,819	$3,624
Shares issued and outstanding (000) ($0.01 par value — 10 billion authorized)	273	620	626	320
Net asset value, offering price, and redemption price per share (2)	$11.71	$11.46	$10.89	$11.34
Class C:
Net assets	$2,709	$5,049	$5,454	$2,175
Shares issued and outstanding (000) ($0.01 par value — 10 billion authorized)	231	439	500	192
Net asset value, offering price, and redemption price per share (2)	$11.72	$11.49	$10.90	$11.36
Class R:
Net assets	$258	$197	$148	$250
Shares issued and outstanding (000) ($0.01 par value — 20 billion authorized)	22	17	13	22
Net asset value, offering price, and redemption price per share	$11.87	$11.53	$10.91	$11.39
Class Y:
Net assets	$58,515	$80,118	$138,208	$61,008
Shares issued and outstanding (000) ($0.01 par value — 10 billion authorized)	4,911	6,922	12,631	5,351
Net asset value, offering price, and redemption price per share	$11.92	$11.58	$10.94	$11.40

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
First American Funds Annual Report 2006       17

Statements of  Operations For the year ended August 31, 2006, all dollars are rounded to thousands (000)

	Strategy			Strategy
	Aggressive		Strategy	Growth &		Strategy
	Growth		Growth	Income		Income
	Allocation		Allocation	Allocation		Allocation
	Fund		Fund	Fund		Fund

INVESTMENT INCOME:
Income distributions received from underlying affiliated funds	$2,131		$3,444	$7,297		$3,690

Total investment income	2,131		3,444	7,297		3,690

EXPENSES (note 3):
Investment advisory fees	292		378	656		234
Administration fees	175		224	383		141
Transfer agent fees	225		286	474		185
Custodian fees	6		8	13		4
Professional fees	37		37	38		37
Registration fees	54		51	53		51
Postage and printing fees	18		28	40		15
Directors’ fees	15		15	16		15
Other expenses	20		20	21		19
Distribution and shareholder servicing fees – Class A	149		173	328		76
Distribution and shareholder servicing fees – Class B	26		58	55		31
Distribution and shareholder servicing fees – Class C	21		45	44		18
Distribution and shareholder servicing fees – Class R	—	(1)	1	—	(1)	1

Total expenses	1,038		1,324	2,121		827

Less: Fee waivers (note 3)	(666)		(821)	(1,300)		(562)
Less: Indirect payments from custodian (note 3)	—	(1)	—	—	(1)	— (1)

Total net expenses	372		503	821		265

Investment income – net	1,759		2,941	6,476		3,425

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET (note 5):
Capital gain distributions received from underlying affiliated funds	1,897		1,839	3,619		266
Net realized gain on investments in affiliated funds	7,074		9,023	9,131		1,177
Net change in unrealized appreciation or depreciation of investments in affiliated funds	687		(617)	1,586		(224)

Net gain on investments	9,658		10,245	14,336		1,219

Net increase in net assets resulting from operations	$11,417		$13,186	$20,812		$4,644

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.
The accompanying notes are an integral part of the financial statements.
18      First American Funds Annual Report 2006

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Statements of  Changes in Net Assets all dollars are rounded to thousands (000)

	Strategy
	Aggressive Growth
	Allocation Fund

		Eleven-Month
	Year Ended	Period Ended	Year Ended
	8/31/06	8/31/05	9/30/04

OPERATIONS:
Investment income – net	$1,759	$1,374	$820
Capital gain distributions received from underlying affiliated funds	1,897	1,394	—
Net realized gain (loss) on investments in affiliated funds	7,074	1,045	(4,637)
Net change in unrealized appreciation or depreciation of investments in affiliated funds	687	9,665	16,106

Net increase in net assets resulting from operations	11,417	13,478	12,289

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(847)	(771)	(490)
Class B	(26)	(18)	(4)
Class C	(22)	(13)	(5)
Class R	— (1)	—	(8)
Class Y	(846)	(543)	(305)
Return of Capital:
Class A	—	—	(3)
Class B	—	—	— (1)
Class C	—	—	— (1)
Class R	—	—	— (1)
Class Y	—	—	(2)

Total distributions	(1,741)	(1,345)	(817)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	18,843	12,189	14,641
Reinvestment of distributions	838	767	488
Payments for redemptions	(17,457)	(24,216)	(24,324)

Increase (decrease) in net assets from Class A transactions	2,224	(11,260)	(9,195)

Class B:
Proceeds from sales	1,403	705	727
Reinvestment of distributions	26	17	4
Payments for redemptions	(400)	(373)	(42)

Increase in net assets from Class B transactions	1,029	349	689

Class C:
Proceeds from sales	1,338	723	402
Reinvestment of distributions	22	13	5
Payments for redemptions	(301)	(448)	(255)

Increase (decrease) in net assets from Class C transactions	1,059	288	152

Class R:
Proceeds from sales	260	4	343
Reinvestment of distributions	— (1)	—	8
Payments for redemptions	(5)	—	(1,475)

Increase (decrease) in net assets from Class R transactions	255	4	(1,124)

Class Y:
Proceeds from sales	22,957	18,166	6,210
Reinvestment of distributions	756	524	282
Payments for redemptions	(11,330)	(8,973)	(11,935)

Increase (decrease) in net assets from Class Y transactions	12,383	9,717	(5,443)

Increase (decrease) in net assets from capital share transactions	16,950	(902)	(14,921)

Total increase (decrease) in net assets	26,626	11,231	(3,449)
Net assets at beginning of period	99,697	88,466	91,915

Net assets at end of period	$126,323	$99,697	$88,466

Undistributed net investment income at end of period	$47	$29	$8

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.
The accompanying notes are an integral part of the financial statements.
20      First American Funds Annual Report 2006

Strategy			Strategy			Strategy
Growth			Growth & Income			Income
Allocation Fund			Allocation Fund			Allocation Fund

	Eleven-Month			Eleven-Month			Eleven-Month
Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended	Year Ended
8/31/06	8/31/05	9/30/04	8/31/06	8/31/05	9/30/04	8/31/06	8/31/05	9/30/04

$2,941	$2,136	$1,764	$6,476	$4,860	$4,555	$3,425	$2,317	$2,274
1,839	1,523	—	3,619	1,897	—	266	227	—
9,023	1,016	(7,077)	9,131	(231)	(11,137)	1,177	2,431	638
(617)	12,078	19,645	1,586	20,693	30,602	(224)	1,430	1,009

13,186	16,753	14,332	20,812	27,219	24,020	4,644	6,405	3,921

(1,289)	(1,056)	(1,016)	(3,157)	(2,323)	(2,465)	(1,074)	(619)	(910)
(61)	(30)	(10)	(87)	(37)	(21)	(86)	(43)	(37)
(50)	(31)	(32)	(68)	(38)	(38)	(48)	(21)	(35)

(2)	(1)	(32)	(1)	—	(68)	(2)	—	(26)
(1,469)	(853)	(663)	(3,034)	(1,864)	(1,937)	(2,162)	(1,184)	(1,251)

—	—	(3)	—	—	(9)	—	—	(4)
—	—	— (1)	—	—	— (1)	—	—	— (1)
—	—	— (1)	—	—	— (1)	—	—	— (1)
—	—	— (1)	—	—	— (1)	—	—	— (1)
—	—	(2)	—	—	(7)	—	—	(6)

(2,871)	(1,971)	(1,758)	(6,347)	(4,262)	(4,545)	(3,372)	(1,867)	(2,269)

19,898	17,843	18,719	25,021	20,823	26,815	10,470	9,786	11,742
1,278	1,051	1,009	3,126	2,306	2,461	1,030	590	875
(26,391)	(30,325)	(30,958)	(46,942)	(34,519)	(58,512)	(12,759)	(9,817)	(17,007)

(5,215)	(11,431)	(11,230)	(18,795)	(11,390)	(29,236)	(1,259)	559	(4,390)

2,954	1,545	1,949	2,973	1,557	1,833	993	758	1,766
60	31	10	86	37	21	76	36	32
(505)	(409)	(122)	(742)	(437)	(332)	(403)	(569)	(149)

2,509	1,167	1,837	2,317	1,157	1,522	666	225	1,649

1,419	1,095	829	2,374	766	1,957	1,091	643	816
50	31	32	54	31	37	45	20	33
(701)	(668)	(1,254)	(772)	(885)	(2,202)	(432)	(676)	(1,058)

768	458	(393)	1,656	(88)	(208)	704	(13)	(209)

214	27	1,502	133	21	764	544	10	658
1	—	32	1	—	68	2	—	26
(120)	—	(4,242)	(11)	—	(5,936)	(311)	(2)	(1,721)

95	27	(2,708)	123	21	(5,104)	235	8	(1,037)

26,879	18,384	7,120	43,216	20,472	15,508	11,508	12,406	31,253
1,365	848	663	2,866	1,817	1,921	2,010	1,165	1,242
(13,610)	(9,097)	(8,719)	(18,760)	(22,969)	(19,431)	(8,644)	(10,196)	(7,412)

14,634	10,135	(936)	27,322	(680)	(2,002)	4,874	3,375	25,083

12,791	356	(13,430)	12,623	(10,980)	(35,028)	5,220	4,154	21,096

23,106	15,138	(856)	27,088	11,977	(15,553)	6,492	8,692	22,748
136,838	121,700	122,556	249,136	237,159	252,712	90,815	82,123	59,375

$159,944	$136,838	$121,700	$276,224	$249,136	$237,159	$97,307	$90,815	$82,123

$235	$165	$13	$727	$598	$33	$503	$450	$37

First American Funds Annual Report 2006       21

Financial Highlights  For a share outstanding throughout the indicated periods.

			Realized and
	Net Asset		Unrealized	Dividends	Distributions		Net Asset
	Value	Net	Gains	from Net	from Net	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	Realized	from Return	End of
	of Period	Income (loss)	Investments	Income	Gains	of Capital (8)	Period

Strategy Aggressive Growth Allocation Fund (1)
Class A
2006 (2)	$10.92	$0.17	$1.00	$(0.17)	$—	$—	$11.92
2005 (3)	9.58	0.15	1.33	(0.14)	—	—	10.92
2004 (4)	8.49	0.08	1.08	(0.07)	—	—	9.58
2003 (4)	7.01	0.05	1.48	(0.05)	—	—	8.49
2002 (4)	8.59	0.07	(1.34)	(0.07)	(0.24)	—	7.01
2001 (5)	8.32	—	0.27	—	—	—	8.59
Class B
2006 (2)	$10.78	$0.06	$1.00	$(0.13)	$—	$—	$11.71
2005 (3)	9.49	0.07	1.33	(0.11)	—	—	10.78
2004 (4)	8.45	(0.01)	1.10	(0.05)	—	—	9.49
2003 (4)	7.00	(0.01)	1.47	(0.01)	—	—	8.45
2002 (4)	8.59	—	(1.34)	(0.01)	(0.24)	—	7.00
2001 (5)	8.32	—	0.27	—	—	—	8.59
Class C
2006 (2)	$10.78	$0.07	$1.00	$(0.13)	$—	$—	$11.72
2005 (3)	9.49	0.07	1.33	(0.11)	—	—	10.78
2004 (4)	8.45	—	1.09	(0.05)	—	—	9.49
2003 (4)	7.01	(0.01)	1.46	(0.01)	—	—	8.45
2002 (4)	8.59	—	(1.33)	(0.01)	(0.24)	—	7.01
2001 (5)	8.32	—	0.27	—	—	—	8.59
Class R
2006 (2)	$10.89	$0.03	$1.11	$(0.16)	$—	$—	$11.87
2005 (3)	9.56	0.07	1.39	(0.13)	—	—	10.89
2004 (4)(6)	8.47	0.11	1.05	(0.07)	—	—	9.56
2003 (4)	7.00	0.05	1.47	(0.05)	—	—	8.47
2002 (4)	8.59	0.06	(1.34)	(0.07)	(0.24)	—	7.00
2001 (4)(7)	13.93	0.10	(3.16)	(0.09)	(2.19)	—	8.59
Class Y
2006 (2)	$10.92	$0.19	$1.00	$(0.19)	$—	$—	$11.92
2005 (3)	9.57	0.17	1.34	(0.16)	—	—	10.92
2004 (4)	8.48	0.10	1.09	(0.10)	—	—	9.57
2003 (4)	7.01	0.06	1.47	(0.06)	—	—	8.48
2002 (4)	8.59	0.08	(1.32)	(0.10)	(0.24)	—	7.01
2001 (5)	8.32	—	0.27	—	—	—	8.59

Strategy Growth Allocation Fund (1)
Class A
2006 (2)	$10.79	$0.21	$0.78	$(0.21)	$—	$—	$11.57
2005 (3)	9.64	0.16	1.14	(0.15)	—	—	10.79
2004 (4)	8.72	0.13	0.92	(0.13)	—	—	9.64
2003 (4)	7.42	0.11	1.30	(0.11)	—	—	8.72
2002 (4)	9.01	0.14	(1.22)	(0.15)	(0.36)	—	7.42
2001 (5)	8.77	—	0.24	—	—	—	9.01
Class B
2006 (2)	$10.69	$0.11	$0.79	$(0.13)	$—	$—	$11.46
2005 (3)	9.57	0.08	1.14	(0.10)	—	—	10.69
2004 (4)	8.69	0.04	0.93	(0.09)	—	—	9.57
2003 (4)	7.40	0.05	1.29	(0.05)	—	—	8.69
2002 (4)	9.01	0.07	(1.21)	(0.11)	(0.36)	—	7.40
2001 (5)	8.77	—	0.24	—	—	—	9.01
Class C
2006 (2)	$10.73	$0.12	$0.77	$(0.13)	$—	$—	$11.49
2005 (3)	9.59	0.09	1.15	(0.10)	—	—	10.73
2004 (4)	8.71	0.05	0.92	(0.09)	—	—	9.59
2003 (4)	7.41	0.05	1.30	(0.05)	—	—	8.71
2002 (4)	9.00	0.07	(1.21)	(0.09)	(0.36)	—	7.41
2001 (5)	8.77	—	0.23	—	—	—	9.00
Class R
2006 (2)	$10.76	$0.18	$0.77	$(0.18)	$—	$—	$11.53
2005 (3)	9.61	0.13	1.15	(0.13)	—	—	10.76
2004 (4)(6)	8.69	0.14	0.90	(0.12)	—	—	9.61
2003 (4)	7.41	0.11	1.28	(0.11)	—	—	8.69
2002 (4)	9.01	0.14	(1.23)	(0.15)	(0.36)	—	7.41
2001 (4)(7)	13.21	0.20	(2.54)	(0.18)	(1.68)	—	9.01
Class Y
2006 (2)	$10.79	$0.24	$0.79	$(0.24)	$—	$—	$11.58
2005 (3)	9.64	0.18	1.14	(0.17)	—	—	10.79
2004 (4)	8.71	0.15	0.92	(0.14)	—	—	9.64
2003 (4)	7.41	0.12	1.30	(0.12)	—	—	8.71
2002 (4)	9.00	0.15	(1.21)	(0.17)	(0.36)	—	7.41
2001 (5)	8.77	—	0.23	—	—	—	9.00

(1)	Per share data calculated using average share method.

(2)	For the year ended August 31, 2006.

(3)	For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the year ended September 30.

(5)	Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
The accompanying notes are an integral part of the financial statements.
22      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (9)	Period (000)	Net Assets (10)	Net Assets	Waivers) (10)	Waivers)	Rate

10.77%	$61,645	0.40%	1.44%	0.97%	0.87%	18%
15.53	54,452	0.40	1.55	0.94	1.01	35
13.72	58,200	0.40	0.83	0.91	0.32	12
21.83	59,895	0.40	0.60	0.92	0.08	20
(15.58)	57,711	0.40	0.73	0.95	0.18	18
3.25	85,656	0.57	(0.56)	0.84	(0.83)	27

9.89%	$3,196	1.15%	0.57%	1.72%	0.00%	18%
14.79	1,979	1.15	0.69	1.69	0.15	35
12.89	1,421	1.15	(0.09)	1.66	(0.60)	12
20.91	651	1.15	(0.15)	1.66	(0.66)	20
(16.22)	251	1.15	(0.04)	1.70	(0.59)	18
3.25	100	—	—	—	—	27

9.99%	$2,709	1.15%	0.62%	1.72%	0.05%	18%
14.79	1,499	1.15	0.73	1.69	0.19	35
12.88	1,054	1.15	0.01	1.66	(0.50)	12
20.74	798	1.15	(0.15)	1.66	(0.66)	20
(16.11)	282	1.15	(0.02)	1.70	(0.59)	18
3.25	71	0.39	(0.39)	0.52	(0.52)	27

10.54%	$258	0.65%	0.27%	1.37%	(0.45)%	18%
15.33	5	0.65	0.67	1.34	(0.02)	35
13.70	1	0.40	1.13	0.91	0.62	12
21.73	990	0.40	0.61	0.92	0.09	20
(15.65)	772	0.40	0.76	0.95	0.21	18
(25.77)	—	0.40	0.93	0.82	0.51	27

11.05%	$58,515	0.15%	1.67%	0.72%	1.10%	18%
15.87	41,762	0.15	1.74	0.69	1.20	35
14.02	27,790	0.15	1.08	0.66	0.57	12
21.99	29,581	0.15	0.86	0.67	0.34	20
(15.36)	21,009	0.15	0.97	0.70	0.42	18
3.25	2	—	—	—	—	27

9.25%	$67,477	0.40%	1.90%	0.94%	1.36%	19%
13.56	67,968	0.40	1.72	0.92	1.20	34
12.03	71,246	0.40	1.33	0.89	0.84	12
19.06	74,969	0.40	1.30	0.90	0.80	23
(13.04)	75,893	0.40	1.56	0.88	1.08	22
2.74	114,716	0.64	(0.60)	0.92	(0.88)	26

8.50%	$7,103	1.15%	1.02%	1.69%	0.48%	19%
12.78	4,225	1.15	0.88	1.67	0.36	34
11.17	2,692	1.15	0.41	1.64	(0.08)	12
18.18	767	1.15	0.49	1.64	—	23
(13.65)	182	1.15	0.85	1.63	0.37	22
2.74	—	—	—	—	—	26

8.35%	$5,049	1.15%	1.10%	1.69%	0.56%	19%
12.94	3,976	1.15	0.91	1.67	0.39	34
11.12	3,130	1.15	0.56	1.64	0.07	12
18.24	3,206	1.15	0.55	1.65	0.05	23
(13.59)	2,100	1.15	0.84	1.63	0.36	22
2.62	45	0.33	(0.33)	0.55	(0.55)	26

8.94%	$197	0.65%	1.64%	1.34%	0.95%	19%
13.41	93	0.65	1.42	1.32	0.75	34
12.03	57	0.40	1.42	0.89	0.93	12
18.83	2,525	0.40	1.33	0.90	0.83	23
(13.10)	643	0.40	1.67	0.88	1.19	22
(20.22)	—	0.40	1.87	0.81	1.46	26

9.62%	$80,118	0.15%	2.11%	0.69%	1.57%	19%
13.78	60,576	0.15	1.94	0.67	1.42	34
12.34	44,575	0.15	1.57	0.64	1.08	12
19.38	41,089	0.15	1.56	0.65	1.06	23
(12.84)	24,641	0.15	1.73	0.63	1.25	22
2.62	14	—	—	—	—	26

(6)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(7)	On September 24, 2001, existing shares were designated as Class A shares.

(8)	Includes a tax return of capital of less than $0.01 for the period ended September 30, 2004.

(9)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(10)	Expense ratios do not include expenses of the underlying funds.
First American Funds Annual Report 2006       23

 Financial Highlights continued

			Realized and
	Net Asset		Unrealized	Dividends	Distributions		Net Asset
	Value	Net	Gains	from Net	from Net	Distributions	Value
	Beginning	Investment	(Losses) on	Investment	Realized	from Return	End of
	of Period	Income (loss)	Investments	Income	Gains	of Capital (8)	Period

Strategy Growth & Income Allocation Fund (1)
Class A
2006 (2)	$10.37	$0.26	$0.58	$(0.25)	$—	$—	$10.96
2005 (3)	9.44	0.19	0.91	(0.17)	—	—	10.37
2004 (4)	8.73	0.17	0.71	(0.17)	—	—	9.44
2003 (4)	7.67	0.16	1.06	(0.16)	—	—	8.73
2002 (4)	9.02	0.21	(1.03)	(0.22)	(0.31)	—	7.67
2001 (5)	8.82	—	0.20	—	—	—	9.02
Class B
2006 (2)	$10.31	$0.17	$0.59	$(0.18)	$—	$—	$10.89
2005 (3)	9.40	0.12	0.90	(0.11)	—	—	10.31
2004 (4)	8.70	0.09	0.71	(0.10)	—	—	9.40
2003 (4)	7.65	0.11	1.05	(0.11)	—	—	8.70
2002 (4)	9.02	0.14	(1.00)	(0.20)	(0.31)	—	7.65
2001 (5)	8.82	—	0.20	—	—	—	9.02
Class C
2006 (2)	$10.32	$0.17	$0.59	$(0.18)	$—	$—	$10.90
2005 (3)	9.41	0.12	0.90	(0.11)	—	—	10.32
2004 (4)	8.70	0.09	0.72	(0.10)	—	—	9.41
2003 (4)	7.64	0.11	1.06	(0.11)	—	—	8.70
2002 (4)	9.02	0.14	(1.02)	(0.19)	(0.31)	—	7.64
2001 (5)	8.82	—	0.20	—	—	—	9.02
Class R
2006 (2)	$10.33	$0.19	$0.63	$(0.24)	$—	$—	$10.91
2005 (3)	9.41	0.12	0.96	(0.16)	—	—	10.33
2004 (4)(6)	8.70	0.18	0.68	(0.15)	—	—	9.41
2003 (4)	7.64	0.17	1.06	(0.17)	—	—	8.70
2002 (4)	9.02	0.21	(1.03)	(0.25)	(0.31)	—	7.64
2001 (4)(7)	12.02	0.29	(1.84)	(0.26)	(1.19)	—	9.02
Class Y
2006 (2)	$10.36	$0.28	$0.58	$(0.28)	$—	$—	$10.94
2005 (3)	9.42	0.21	0.91	(0.18)	—	—	10.36
2004 (4)	8.71	0.19	0.71	(0.19)	—	—	9.42
2003 (4)	7.65	0.18	1.06	(0.18)	—	—	8.71
2002 (4)	9.02	0.22	(1.02)	(0.26)	(0.31)	—	7.65
2001 (5)	8.82	—	0.20	—	—	—	9.02

Strategy Income Allocation Fund (1)
Class A
2006 (2)	$11.25	$0.40	$0.14	$(0.39)	$—	$—	$11.40
2005 (3)	10.67	0.28	0.53	(0.23)	—	—	11.25
2004 (4)	10.29	0.31	0.38	(0.31)	—	—	10.67
2003 (4)	9.47	0.33	0.82	(0.33)	—	—	10.29
2002 (4)	10.20	0.41	(0.69)	(0.44)	—	(0.01)	9.47
2001 (5)	10.02	—	0.18	—	—	—	10.20
Class B
2006 (2)	$11.20	$0.31	$0.14	$(0.31)	$—	$—	$11.34
2005 (3)	10.63	0.21	0.53	(0.17)	—	—	11.20
2004 (4)	10.26	0.24	0.37	(0.24)	—	—	10.63
2003 (4)	9.45	0.26	0.81	(0.26)	—	—	10.26
2002 (4)	10.19	0.35	(0.71)	(0.37)	—	(0.01)	9.45
2001 (5)	10.02	—	0.17	—	—	—	10.19
Class C
2006 (2)	$11.22	$0.31	$0.15	$(0.32)	$—	$—	$11.36
2005 (3)	10.66	0.21	0.52	(0.17)	—	—	11.22
2004 (4)	10.28	0.23	0.38	(0.23)	—	—	10.66
2003 (4)	9.46	0.26	0.82	(0.26)	—	—	10.28
2002 (4)	10.19	0.33	(0.68)	(0.37)	—	(0.01)	9.46
2001 (5)	10.02	—	0.17	—	—	—	10.19
Class R
2006 (2)	$11.25	$0.29	$0.22	$(0.37)	$—	$—	$11.39
2005 (3)	10.69	0.26	0.52	(0.22)	—	—	11.25
2004 (4)(6)	10.29	0.31	0.37	(0.28)	—	—	10.69
2003 (4)	9.47	0.33	0.82	(0.33)	—	—	10.29
2002 (4)	10.19	0.41	(0.69)	(0.43)	—	(0.01)	9.47
2001 (4)(7)	10.48	0.49	(0.33)	(0.45)	—	—	10.19
Class Y
2006 (2)	$11.25	$0.42	$0.15	$(0.42)	$—	$—	$11.40
2005 (3)	10.67	0.31	0.52	(0.25)	—	—	11.25
2004 (4)	10.29	0.34	0.38	(0.34)	—	—	10.67
2003 (4)	9.47	0.35	0.82	(0.35)	—	—	10.29
2002 (4)	10.19	0.44	(0.70)	(0.45)	—	(0.01)	9.47
2001 (5)	10.02	—	0.17	—	—	—	10.19

(1)	Per share data calculated using average share method.

(2)	For the year ended August 31, 2006.

(3)	For the eleven-month period October 1, 2004 to August 31, 2005. Effective in 2005, the fund’s fiscal year-end was changed from September 30 to August 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)	For the year ended September 30.

(5)	Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
The accompanying notes are an integral part of the financial statements.
24      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Income (Loss)
		Ratio of	Investment	Average	to Average
	Net Assets	Expenses to	Income (Loss)	Net Assets	Net Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return (9)	Period (000)	Net Assets (10)	Net Assets	Waivers) (10)	Waivers)	Rate

8.21%	$125,595	0.40%	2.43%	0.90%	1.93%	17%
11.68	137,084	0.40	2.07	0.90	1.57	29
10.09	135,413	0.40	1.80	0.89	1.31	12
16.12	153,238	0.40	2.01	0.89	1.52	19
(9.91)	131,338	0.40	2.36	0.83	1.93	20
2.27	200,596	0.56	(0.52)	0.78	(0.74)	32

7.42%	$6,819	1.15%	1.57%	1.65%	1.07%	17%
10.93	4,206	1.15	1.26	1.65	0.76	29
9.23	2,739	1.15	1.00	1.64	0.51	12
15.25	1,114	1.15	1.20	1.63	0.72	19
(10.43)	287	1.15	1.64	1.58	1.21	20
2.27	—	—	—	—	—	32

7.39%	$5,454	1.15%	1.56%	1.65%	1.06%	17%
10.89	3,576	1.15	1.30	1.65	0.80	29
9.28	3,342	1.15	1.01	1.64	0.52	12
15.35	3,306	1.15	1.24	1.63	0.76	19
(10.57)	2,395	1.15	1.63	1.58	1.20	20
2.27	—	—	—	—	—	32

8.00%	$148	0.65%	1.76%	1.30%	1.11%	17%
11.52	22	0.65	1.31	1.30	0.66	29
9.93	1	0.40	1.91	0.89	1.42	12
16.20	4,760	0.40	1.92	0.88	1.44	19
(10.00)	1,007	0.40	2.62	0.83	2.19	20
(14.40)	—	0.40	2.79	0.79	2.40	32

8.40%	$138,208	0.15%	2.58%	0.65%	2.08%	17%
12.02	104,248	0.15	2.33	0.65	1.83	29
10.39	95,664	0.15	2.05	0.64	1.56	12
16.44	90,294	0.15	2.24	0.63	1.76	19
(9.73)	39,740	0.15	2.58	0.58	2.15	20
2.27	—	—	—	—	—	32

4.97%	$30,250	0.40%	3.56%	1.00%	2.96%	23%
7.65	31,158	0.40	2.81	0.95	2.26	33
6.75	28,997	0.40	2.92	0.91	2.41	17
12.31	32,254	0.40	3.31	0.94	2.77	20
(2.98)	34,725	0.40	4.08	1.04	3.44	23
1.80	47,012	0.55	(0.43)	0.87	(0.75)	30

4.14%	$3,624	1.15%	2.80%	1.75%	2.20%	23%
6.99	2,910	1.15	2.04	1.70	1.49	33
5.94	2,545	1.15	2.23	1.66	1.72	17
11.46	857	1.15	2.50	1.68	1.97	20
(3.66)	312	1.15	3.44	1.79	2.80	23
1.70	—	—	—	—	—	30

4.17%	$2,175	1.15%	2.74%	1.75%	2.14%	23%
6.86	1,445	1.15	2.04	1.70	1.49	33
5.95	1,388	1.15	2.14	1.66	1.63	17
11.55	1,558	1.15	2.51	1.68	1.98	20
(3.58)	555	1.15	3.24	1.79	2.60	23
1.70	—	—	—	—	—	30

4.67%	$250	0.65%	2.58%	1.40%	1.83%	23%
7.35	9	0.65	2.60	1.35	1.90	33
6.64	1	0.40	2.95	0.91	2.44	17
12.31	1,028	0.40	3.31	0.94	2.77	20
(2.84)	714	0.40	4.26	1.04	3.62	23
1.54	—	0.40	4.71	0.92	4.19	30

5.23%	$61,008	0.15%	3.79%	0.75%	3.19%	23%
7.85	55,293	0.15	3.06	0.70	2.51	33
7.02	49,192	0.15	3.17	0.66	2.66	17
12.58	23,678	0.15	3.60	0.69	3.06	20
(2.65)	7,828	0.15	4.38	0.79	3.74	23
1.70	—	—	—	—	—	30

(6)	Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

(7)	On September 24, 2001, existing shares were designated as Class A shares.

(8)	Includes a tax return of capital of less than $0.01 for the period ended September 30, 2004.

(9)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(10)	Expense ratios do not include expenses of the underlying funds.
First American Funds Annual Report 2006       25

Notes to  Financial Statements August 31, 2006, all dollars are rounded to thousands (000)

1 >	Organization

The Strategy Aggressive Growth Allocation Fund, Strategy Growth Allocation Fund, Strategy Growth & Income Allocation Fund, and Strategy Income Allocation Fund (each a “fund” and collectively, the “funds”) are mutual funds offered by First American Strategy Funds, Inc. (“FASF”), which is a member of the First American Family of Funds. FASF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The funds invest in First American Funds, Inc. (“FAF”) and First American Investment Funds, Inc. (“FAIF”) in a “fund of funds” structure. FASF’s articles of incorporation permit the board of directors to create additional funds and classes in the future.

FASF offers Class A, Class B, Class C, Class R, and Class Y shares. Prior to July 1, 2004 Class R shares were named Class S shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The funds’ prospectuses provide descriptions of each fund’s investment objective, principal investment strategies, and principal risks. All classes of shares in a fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the funds are as follows:

SECURITY VALUATIONS – Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the funds record security transactions on the trade date of the security purchase or sale. Income and capital gain distributions from underlying funds are recorded on the ex-dividend date. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid quarterly in cash or are reinvested in additional shares of the fund at net asset value. Any net realized capital gains on sales of a fund’s securities and any capital gain distributions received from the underlying funds are distributed to shareholders at least annually.

FEDERAL TAXES – Each fund is treated as a separate taxable entity. Each fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code (the Code), as amended. It is each fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for the fiscal year ended August 31, 2006 in a manner that complies with the distribution requirements of the Code, so that the fund will not be subject to any federal income tax or excise taxes based on net income. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

There were no reclassifications for the year ended August 31, 2006.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period or year that the income or realized gains (losses) were recorded by the fund. The tax character of distributions paid during the fiscal year ended August 31, 2006, the fiscal period ended August 31, 2005 and the fiscal year ended September 30, 2004, were as follows:

	2006

	Ordinary	Long Term	Return
Fund	Income	Gain	of Capital	Total

Strategy Aggressive Growth Allocation Fund	$1,741	$—	$—	$1,741
Strategy Growth Allocation Fund	2,871	—	—	2,871
Strategy Growth & Income Allocation Fund	6,347	—	—	6,347
Strategy Income Allocation Fund	3,372	—	—	3,372

26      First American Funds Annual Report 2006

	2005

	Ordinary	Long Term	Return
Fund	Income	Gain	of Capital	Total

Strategy Aggressive Growth Allocation Fund	$1,345	$—	$—	$1,345
Strategy Growth Allocation Fund	1,971	—	—	1,971
Strategy Growth & Income Allocation Fund	4,262	—	—	4,262
Strategy Income Allocation Fund	1,867	—	—	1,867

	2004

	Ordinary	Long Term	Return
Fund	Income	Gain	of Capital	Total

Strategy Aggressive Growth Allocation Fund	$812	$—	$5	$817
Strategy Growth Allocation Fund	1,753	—	5	1,758
Strategy Growth & Income Allocation Fund	4,528	—	17	4,545
Strategy Income Allocation Fund	2,258	—	11	2,269

As of August 31, 2006, components of accumulated earnings (deficit) on a tax-basis were as follows:

			Accumulated		Total
	Undistributed	Undistributed	Capital and		Accumulated
	Ordinary	Long Term	Post-October	Unrealized	Earnings
	Income	Capital Gains	Losses	Appreciation	(Deficit)

Strategy Aggressive Growth Allocation Fund	$47	$—	$(25,162)	$8,947	$(16,168)
Strategy Growth Allocation Fund	235	—	(6,980)	6,911	166
Strategy Growth & Income Allocation Fund	727	—	(11,812)	17,683	6,598
Strategy Income Allocation Fund	503	565	—	2,786	3,854

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax deferral of losses on wash sales.

As of August 31, 2006, the following funds had capital loss carryforwards:

	Expiration Year

Fund	2011	2012	2013	Total

Strategy Aggressive Growth Allocation Fund	$15,116	$10,046	$—	$25,162
Strategy Growth Allocation Fund	—	5,078	1,902	6,980
Strategy Growth & Income Allocation Fund	—	8,618	3,194	11,812

EXPENSES – Expenses that are directly related to one of the funds are charged directly to that fund. Other operating expenses of the funds are allocated to the funds on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The funds did not have any interfund lending transactions during the fiscal year ended August 31, 2006.

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the “Plan”), non-interested directors of the First American Fund family may participate and elect to defer receipt of part or all of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the funds. Deferred amounts remain in the funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors, Inc. (“FAF Advisors”) manages each fund’s assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for each fund was 0.25% during the period. Effective October 1, 2006, the contractual
First American Funds Annual Report 2006       27

Notes to Financial Statements continued

advisory fee was lowered to 0.10%. FAF Advisors has agreed to waive fees and reimburse other fund expenses through June 30, 2007 so that total fund operating expenses, as a percentage of average daily net assets, do not exceed 0.40% for Class A shares, 1.15% for Class B shares, 1.15% for Class C shares, 0.65% for Class R Shares, and 0.15% for Class Y shares. These fee waiver limitations did not change from the prior period.

ADMINISTRATION FEES – FAF Advisors serves as the funds’ administrator pursuant to an administration agreement between FAF Advisors and the funds. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors provides, or engages other entities to provide, services to the funds. These services include various legal, oversight and administrative services and accounting services. During the fiscal period, the fund paid FAF Advisors administration fees which were calculated daily and paid monthly. Prior to July 1, 2006, such fees were equal to the funds’ pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the funds may reimburse FAF Advisors and USBFS for any out-of-pocket expenses incurred in providing administration services.

Effective July 1, 2006, the administration fee was increased to an amount equal, on an annualized basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. This increase was a result of incorporating into the administration fee a fee equal to 0.10% of the funds’ average daily net assets that had previously been paid to USBFS as part of the transfer agent fee for providing certain shareholder services and to reimburse USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts.

For the fiscal year ended August 31, 2006, administration fees paid to FAF Advisors by the funds included in this annual report were as follows:

Fund	Amount

Strategy Aggressive Growth Allocation Fund	$166
Strategy Growth Allocation Fund	215
Strategy Growth & Income Allocation Fund	372
Strategy Income Allocation Fund	132

Effective October 1, 2006, the administration agreement was amended to provide that FAF Advisors will not charge the fund a fee for the provision of administration services.

TRANSFER AGENT FEES – USBFS serves as the funds’ transfer agent pursuant to a transfer agent agreement with FASF. Prior to July 1, 2006, the funds paid transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees were allocated to each fund based upon the fund’s pro rata share of the aggregate average daily net assets of the funds that comprise FASF. Under the transfer agent agreement, the funds also paid USBFS a fee equal to, on an annual basis, 0.10% of each fund’s average daily net assets. This fee was intended to compensate USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. In addition to these fees, the funds reimbursed USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Effective July 1, 2006, the funds are charged transfer agent fees based on a per shareholder account basis, subject to a minimum per share class fee. These fees are charged to each fund based on the number of accounts within that fund. The $18,500 fee per share class that was charged in addition to per account fees was eliminated. As noted above, effective July 1, 2006, the 0.10% fee for Class A shares and 0.05% fee for all other share classes for shareholder services and payments to financial institutions was incorporated into the administration fee. The funds continue to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

For the fiscal year ended August 31, 2006, transfer agent fees paid to USBFS by the funds included in this annual report were as follows:

Fund	Amount

Strategy Aggressive Growth Allocation Fund	$219
Strategy Growth Allocation Fund	281
Strategy Growth & Income Allocation Fund	470
Strategy Income Allocation Fund	179

28      First American Funds Annual Report 2006

CUSTODIAN FEES – U.S. Bank serves as the funds’ custodian pursuant to a custodian agreement with FASF. The custodian fee charged for each fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of each fund’s custodian expense. These credits, if any, are disclosed as “Indirect payments from the custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal year ended August 31, 2006, custodian fees were increased as a result of overdrafts, and decreased as a result of interest earned as follows:

Fund	Increased		Decreased

Strategy Aggressive Growth Allocation Fund	$—	(1)	$—	(1)
Strategy Growth Allocation Fund	—	(1)	—
Strategy Growth & Income Allocation Fund	—	(1)	—	(1)
Strategy Income Allocation Fund	—	(1)	—	(1)

(1)	Due to the presentation in thousands, the numbers round to zero.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the funds pursuant to a distribution agreement with FASF. Under the distribution agreement, and pursuant to a plan adopted by each fund under rule 12b-1 of the Investment Company Act, each fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00%, and 0.50% of each fund’s average daily net assets attributable to Class A shares, Class B shares, Class C shares, and Class R shares, respectively. These fees may be used by Quasar to provide compensation for sales support and distribution activities for each class of the funds. In addition, for Class B and Class C shares, a portion of these fees may be used to provide compensation for shareholder servicing activities. Class Y shares pay no distribution or shareholder servicing fees.

During the period, FAF Advisors also provided shareholder services pursuant to a shareholder servicing plan and agreement with FASF with respect to the funds’ Class R shares. Under the shareholder servicing plan and agreement, each fund is required to pay FAF Advisors a monthly shareholder servicing fee equal to an annual rate of 0.15% of each fund’s average daily net assets attributable to Class R shares. FAF Advisors waived all fees under this plan and agreement. This agreement was terminated in September 2006.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar and FAF Advisors or paid to affiliates of FAF Advisors for the fiscal year ended August 31, 2006:

Fund	Amount

Strategy Aggressive Growth Allocation Fund	$145
Strategy Growth Allocation Fund	182
Strategy Growth & Income Allocation Fund	339
Strategy Income Allocation Fund	81

OTHER EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each fund is responsible for paying most other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. In addition to each fund’s direct expenses as described above, fund shareholders also bear a proportionate share of the underlying affiliated funds’ expenses. For the fiscal year ended August 31, 2006, legal fees and expenses of $15 were paid to a law firm of which an Assistant Secretary of the funds is a partner.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

Contingent Deferred Sales Charge
as a Percentage of Dollar
Year Since Purchase	Amount Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal year ended August 31, 2006, total CDSCs retained by affiliates of FAF Advisors for distributing the funds’ shares were as follows (000):

Fund	Amount

Strategy Aggressive Growth Allocation Fund	$294
Strategy Growth Allocation Fund	554
Strategy Growth & Income Allocation Fund	532
Strategy Income Allocation Fund	162

First American Funds Annual Report 2006       29

Notes to Financial Statements continued

4 >	Capital Share Transactions

FASF has 10 trillion shares of $0.01 par value capital stock authorized. Capital share transactions for the funds were as follows (000):

	Strategy			Strategy			Strategy			Strategy
	Aggressive Growth			Growth			Growth & Income			Income
	Allocation Fund			Allocation Fund			Allocation Fund			Allocation Fund

		Eleven-			Eleven-			Eleven-			Eleven-
		Month			Month			Month			Month
	Year	Period	Year	Year	Period	Year	Year	Period	Year	Year	Period	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/06	8/31/05	9/30/04	8/31/06	8/31/05	9/30/04	8/31/06	8/31/05	9/30/04	8/31/06	8/31/05	9/30/04

Class A:
Shares issued	1,629	1,173	1,547	1,763	1,733	1,965	2,345	2.088	2,863	935	892	1,108
Shares issued in lieu of cash distributions	73	74	52	114	102	107	296	231	264	93	54	83
Shares redeemed	(1,517)	(2,338)	(2,579)	(2,345)	(2,929)	(3,282)	(4,398)	(3,448)	(6,337)	(1,144)	(894)	(1,606)

Total Class A transactions	185	(1,091)	(980)	(468)	(1,094)	(1,210)	(1,757)	(1,129)	(3,210)	(116)	52	(415)

Class B:
Shares issued	122	69	77	264	151	205	280	157	197	90	69	167
Shares issued in lieu of cash distributions	2	2	—	6	3	1	8	4	2	7	3	3
Shares redeemed	(35)	(37)	(4)	(45)	(40)	(13)	(70)	(44)	(36)	(36)	(52)	(14)

Total Class B transactions	89	34	73	225	114	193	218	117	163	61	20	156

Class C:
Shares issued	117	70	43	127	107	87	222	77	209	97	59	76
Shares issued in lieu of cash distributions	2	1	1	4	3	4	5	3	4	4	2	3
Shares redeemed	(27)	(43)	(27)	(63)	(65)	(133)	(73)	(89)	(238)	(38)	(62)	(101)

Total Class C transactions	92	28	17	68	45	(42)	154	(9)	(25)	63	(1)	(22)

Class R:
Shares issued	22	—	36	19	3	156	12	2	82	48	1	61
Shares issued in lieu of cash distributions	—	—	1	—	—	3	—	—	7	—	—	3
Shares redeemed	—	—	(154)	(11)	—	(444)	(1)	—	(636)	(27)	—	(164)

Total Class R transactions	22	—	(117)	8	3	(285)	11	2	(547)	21	1	(100)

Class Y:
Shares issued	1,995	1,744	658	2,391	1,785	751	4,052	2,044	1,664	1,027	1,130	2,894
Shares issued in lieu of cash distributions	67	50	30	123	82	71	272	183	206	180	106	117
Shares redeemed	(976)	(873)	(1,272)	(1,204)	(881)	(915)	(1,760)	(2,315)	(2,080)	(770)	(933)	(701)

Total Class Y transactions	1,086	921	(584)	1,310	986	(93)	2,564	(88)	(210)	437	303	2,310

Net increase (decrease) in capital shares	1,474	(108)	(1,591)	1,143	54	(1,437)	1,190	(1,107)	(3,829)	466	375	1,929

Class B shares converted to Class A shares (reflected above as Class A shares issued and Class B shares redeemed) during the fiscal year ended August 31, 2006, the fiscal period ended August 31, 2005, and the fiscal year ended September 30, 2004, were as follows (000):

		Eleven-Month
	Year Ended	Period Ended	Year Ended
Fund	8/31/06	8/31/05	9/30/04

Strategy Aggressive Growth Allocation Fund	4	3	—
Strategy Growth Allocation Fund	12	4	3
Strategy Growth & Income Allocation Fund	18	14	1
Strategy Income Allocation Fund	5	1	—

30      First American Funds Annual Report 2006

5 >	Investment Security Transactions

During the fiscal year ended August 31, 2006, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

Fund	Purchases	Sales

Strategy Aggressive Growth Allocation Fund	$39,563	$20,137
Strategy Growth Allocation Fund	43,027	27,797
Strategy Growth & Income Allocation Fund	46,337	42,900
Strategy Income Allocation Fund	21,194	31,302

The aggregate gross unrealized appreciation and depreciation of securities held by the funds and the total cost of securities for federal income tax purposes at August 31, 2006, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross		Income
Fund	Appreciation	Depreciation	Net	Tax Cost

Strategy Aggressive Growth Allocation Fund	$12,407	$(3,460)	$8,947	$117,484
Strategy Growth Allocation Fund	11,197	(4,286)	6,911	153,022
Strategy Growth & Income Allocation Fund	22,242	(4,559)	17,683	258,980
Strategy Income Allocation Fund	4,283	(1,497)	2,786	94,327

6 >	Investments In Underlying Affiliated Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control. At August 31, 2006, Strategy Growth & Income Allocation Fund held the following positions, which exceeded 5% of the underlying fund’s shares outstanding:

Strategy Growth & Income Allocation Fund
Underlying Fund	Percent of Shares Held

Large Cap Select Fund	6.23%

7 >	Indemnifications

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8 >	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
First American Funds Annual Report 2006       31

 NOTICE TO SHAREHOLDERS August 31, 2006 (unaudited)
TAX INFORMATION

The information set forth below is for each fund’s fiscal year as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2007 on Form 1099. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2006, each fund has designated long-term capital gains, ordinary income and tax exempt income with regard to distributions paid during the year as follows:

	Long Term	Ordinary
	Capital Gains	Income	Total
	Distributions	Distributions	Distributions
Fund	(Tax Basis) (a)	(Tax Basis) (a)	(Tax Basis)

Strategy Aggressive Growth Allocation Fund	—%	100%	100%
Strategy Growth Allocation Fund	—	100	100
Strategy Growth & Income Allocation Fund	—	100	100
Strategy Income Allocation Fund	—	100	100

(a)	Based on a percentage of the fund’s total distributions.

Shareholder Notification of Federal Tax Status:

Each fund has designated the following percentages of the ordinary income distributions during the fiscal year ended August 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Strategy Aggressive Growth Allocation Fund	18.46%
Strategy Growth Allocation Fund	16.27
Strategy Growth & Income Allocation Fund	12.16
Strategy Income Allocation Fund	6.33

In addition, each fund has designated the following percentages of the ordinary income distributions from net investment income during the fiscal year ended August 31, 2006 as qualified dividend income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Strategy Aggressive Growth Allocation Fund	53.50%
Strategy Growth Allocation Fund	38.17
Strategy Growth & Income Allocation Fund	26.55
Strategy Income Allocation Fund	12.34

Additional Information Applicable to Foreign Shareholder Only:

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each fund was as follows:

Strategy Aggressive Growth Allocation Fund	13.75%
Strategy Growth Allocation Fund	39.95
Strategy Growth & Income Allocation Fund	59.42
Strategy Income Allocation Fund	83.00

The percentage of ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for each fund was as follows:

Strategy Aggressive Growth Allocation Fund	0.00%
Strategy Growth Allocation Fund	0.00
Strategy Growth & Income Allocation Fund	0.00
Strategy Income Allocation Fund	0.00

32      First American Funds Annual Report 2006

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
FORM N-Q HOLDINGS INFORMATION

Each fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The funds’ Forms N-Q are available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the funds’ Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
QUARTERLY PORTFOLIO HOLDINGS

Each fund will make portfolio holdings information publicly available by posting the information at www.firstamericanfunds.com on a quarterly basis. The funds will attempt to post such information within 10 days of the quarter end.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Funds (the “Board”), which is comprised entirely of independent directors, oversees the management of each Fund and, as required by law, determines annually whether to renew the Funds’ advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on May 1-3, 2006, the Board considered information relating to the Funds’ investment advisory agreement with FAF Advisors (the “Agreement”). In advance of the meeting, the Board received materials relating to the Agreement, and had the opportunity to ask questions and request further information in connection with their consideration. At a subsequent meeting on June 19-21, 2006, the Board concluded its consideration of and approved the Agreement through June 30, 2007.

Although the Agreement, which is with First American Strategy Funds, Inc., relates to all of the Funds, the Board separately considered and approved the Agreement with respect to each Fund. In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of FAF Advisors’ services to the Fund, (2) the investment performance of the Fund, (3) the profitability of FAF Advisors related to the Fund (and each underlying fund), including an analysis of FAF Advisors’ cost of providing services and comparative expense information, (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (5) other benefits that accrue to FAF Advisors through its relationship with the Funds. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement.

Before approving the Agreement, the Board met in executive session with its independent counsel on numerous occasions to consider the materials provided by FAF Advisors and the terms of the Agreement. Based on its evaluation of those materials, the Board concluded that the Agreement is fair and in the interests of the shareholders of each Fund. In reaching its conclusions, the Board considered the following:
Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services provided by FAF Advisors to each Fund. The Board reviewed FAF Advisors’ key personnel who provide investment management services to the Funds as well as the fact that, under each Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to each Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, sub-administrator, transfer agent, and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the Fund industry.
First American Funds Annual Report 2006       33

 NOTICE TO SHAREHOLDERS continued

The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer. The Board also considered the information received during its periodic meetings throughout the year with each Fund’s portfolio management team.

Based on the foregoing, the Board concluded that each Fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under its Agreement.
Investment Performance of the Funds

The Board considered the performance of each Fund, including comparative information provided by an independent data service regarding the median performance of a group of comparable Funds selected by that data service (the “performance universe”) and how the Fund performed versus its benchmark index. The performance periods reviewed by the Board ended on January 31, 2006.

Strategy Aggressive Growth Allocation Fund. The Board considered that the Fund significantly outperformed the performance universe median and benchmark index for the one- and three-year periods. The Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Strategy Growth Allocation Fund. The Board considered that the Fund outperformed its benchmark for the one-and three-year periods. The Board also noted that the Fund outperformed the performance universe for the one-year period, though it underperformed for the three-year period. The Board also considered, however, FAF Advisors’ explanation that the performance universe is of limited comparative value because it is comprised of “multi-cap value” funds, most of which are equity funds driven by a value-oriented selection style. In contrast, the Fund’s portfolio includes fixed-income holdings and its equity holdings are diversified across various styles. The Board concluded that, in light of the Fund’s strong performance as compared to its benchmark, it would be in the interest of the Fund and its shareholders to renew the Agreement.

Strategy Growth & Income Allocation Fund. The Board considered that the Fund outperformed its peer group median and benchmark for the one- and three-year periods. The Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.

Strategy Income Allocation Fund. The Board considered that the Fund outperformed or performed competitively against its performance universe and benchmark for the one- and three-year periods. The Board concluded that it would be in the interest of the Fund and its shareholders to renew the Agreement.
Costs of Services and Profits Realized by FAF Advisors

The Board reviewed FAF Advisors’ estimated costs in serving as each Fund’s investment manager, including the costs associated with the personnel and systems necessary to manage each Fund. The Board also considered the reported profitability of FAF Advisors and its affiliates resulting from their relationship with each Fund and with each of the underlying funds. For each Fund, the Board reviewed fee and expense information as compared to that of other funds and accounts managed by FAF Advisors and of comparable funds managed by other advisers. The Board found that while the advisory fees for FAF Advisors’ institutional separate accounts are lower than the Fund’s advisory fees, the Funds receive additional services from FAF Advisors that separate accounts do not receive.

Using information provided by an independent data service, the Board also evaluated each Fund’s advisory fee compared to the median advisory fee for other funds similar in size, character and investment strategy, and each Fund’s expense ratio compared to the median expense ratio of comparable funds (the “peer group median expense ratio”). In connection with its review of Fund fees and expenses, the Board asked FAF Advisors to articulate its pricing philosophy. FAF Advisors responded that it attempts generally to maintain each Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. The Board noted that the information provided by an independent data service reflected that each Fund’s advisory fee and expense ratio, after waivers, are equal to or less than the peer group median. The Board concluded FAF Advisors’ pricing philosophy is a reasonable one and that the Funds’ advisory fees and expense ratios are reasonable in light of the services provided.
Economies of Scale in Providing Investment Advisory Services

The Board considered whether each Fund’s investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by FAF Advisors, the Board noted that profitability will likely increase somewhat as assets grow over time. The Board considered that, although most Funds do not have advisory fee breakpoints in place, FAF Advisors has committed to waive advisory fees to the extent necessary to keep each Fund’s total expenses generally in line with the median total expenses of a peer group of funds as selected by an independent data
34      First American Funds Annual Report 2006

service. The median total expense ratio of a Fund’s peer group will reflect the effect of any breakpoints in the advisory fee schedules of the funds in that group. Therefore, by capping a Fund’s total expense ratio at a level close to the median, Fund shareholders should receive the benefit of any breakpoints in the comparable funds’ advisory fee schedules. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the interest of each Fund and its shareholders to renew the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that accrue to FAF Advisors through its relationship with the Funds, the Board noted that FAF Advisors and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, sub-administrator, transfer agent, distributor and custodian, and receive compensation from each Fund in connection with providing services to the Fund. The Board considered that each service provided to a Fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of each Agreement was in the interest of the respective Fund and its shareholders.
First American Funds Annual Report 2006       35

 NOTICE TO SHAREHOLDERS continued
Directors and Officers of the Funds

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since October 1997.	Retired; Vice President, Cargo – United Airlines, from July 2001 through July 2004; Vice President, North America – Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since June 1996.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001.	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cleveland Cliffs Inc. (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since June 1996.	Attorney At Law, Owner, and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, Excensustm, LLC, a strategic demographic planning and application development firm, since 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FASF’s Board since September 1997; Director of FASF since June 1996.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

36      First American Funds Annual Report 2006

Independent Directors — continued

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Overseen by Director	Director †

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
First American Funds Annual Report 2006       37

 NOTICE TO SHAREHOLDERS continued

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FASF since February 2001.	Chief Executive Officer of FAF Advisors, Inc.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FASF since September 2001.	Chief Investment Officer of FAF Advisors, Inc., since September 2001.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FASF since March 2000.	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FASF since October 2004.	Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of investment accounting and Fund Treasurer for Thrivent Financial for Lutherans.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FASF since September 2005.	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FASF since February 2005.	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since February 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to February 2005; prior to that Vice President, Charles Schwab & Co,. Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FASF since September 2006.	Anti-Money Laundering Officer of First American Funds and FAF Advisors, Inc., since September 2006; Compliance Manager, FAF Advisors, Inc., since June 2006, prior to that, Compliance Analyst, FAF Advisors, Inc. from October 2004 to June 2006, prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004, prior to that, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FASF since December 2004; prior thereto, Assistant Secretary of FASF since September 1998.	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500, Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since December 2004; prior thereto, Secretary of FASF since June 2002; Assistant Secretary of FASF from September 1998 through June 2002.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since December 2004.	Counsel for FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans from May 2001 to August 2004; prior to that, Consultant, Principal Financial Group.

James R. Arnold 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2003.	Vice President, U.S. Bancorp Fund Services, LLC, since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

38      First American Funds Annual Report 2006

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Funds	Time Served	Principal Occupation(s) During Past 5 Years

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2006 and from June 2003 through August 2004.	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company.

Douglas G. Hess 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since September 2001.	Vice President, U.S. Bancorp Fund Services, LLC.

*	Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FAF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Transfer Agent for FASF.
First American Funds Annual Report 2006       39

(This page intentionally left blank.)

Board of Directors First American Strategy Funds, Inc.

Virginia Stringer

Chairperson of First American Strategy Funds, Inc.
Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Strategy Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Strategy Funds, Inc.
Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Strategy Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Strategy Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Strategy Funds, Inc.
Retired; former Director, President, and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Strategy Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Strategy Funds, Inc.
Owner and President of Jim Wade Homes

First American Strategy Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended August 31, 2006. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Strategy Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0249-06 10/2006 AR-LIFECYCLE

First American Funds.

2006 Annual Report

Income Builder Fund

The First American Income Builder Fund is a fund-of-funds and your cost of investing in the fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. You will indirectly bear your share of any fees and expenses charged by the underlying funds in addition to indirectly bearing the principal risks of those funds, which include but are not limited to, investing in lower-rated and non-rated securities, interest rate risk related to investing in debt securities, and volatility and additional risks related to investing in real estate securities.
Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Message to SHAREHOLDERS October 16, 2006

Dear Shareholders:

We invite you to take a few minutes to review the results of the three-month fiscal period ended August 31, 2006.
This report includes a portfolio commentary, complete listing of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.
Also, through our website, firstamericanfunds.com, we provide quarterly performance on all First American Funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.
Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.
We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.
Sincerely,

Virginia L. Stringer Chairperson of the Board First American Strategy Funds, Inc.	Thomas S. Schreier, Jr. President First American Strategy Funds, Inc.
First American Funds Annual Report 2006       1

Income Builder fund
Investment Objective: primary objective is to provide investors with current income;
secondary objective is growth of capital.
The First American Income Builder Fund commenced operations on May 31, 2006.
Therefore, the account below covers only the initial three months of fund operations. Due to the short fiscal period, performance information is not included.
What were the general economic and market conditions?
Strong economic activity, fewer excess resources in the economy, and elevated energy prices pushed core inflation measures higher during this period. The rise in inflation and the decline in unemployment resulted in the Federal Reserve (“Fed”) lifting its target lending rate to the current level of 5.25%. The latest readings on broad economic activity and key sectors of the economy suggest that Fed tightening has begun to have its desired effect, as economic growth slowed its pace during the third quarter of 2006.
What was the overall investment strategy?
The fund is a diversified fund-of-funds, combining stock and bond funds in order to generate income and capture market growth. The fund’s four components are First American Large Cap Value Fund, First American Real Estate Securities Fund, First American High Income Bond Fund, and First American U.S. Government Mortgage Fund. On a long-term basis, the fund expects to have approximately 25% of its assets allocated to each of the underlying funds. At any point in time, however, the percentage of the fund’s assets allocated to a particular underlying fund may range from 10% to 40%.
What were the portfolio allocations over the reporting period?
First American U.S. Government Mortgage Fund and First American Large Cap Value Fund each made up 28.6% of the fund’s net assets, while 27.2% was allocated to the First American High Income Bond Fund. Anticipating a potential for weakness in the real estate market, where valuations appear excessive, we limited the fund’s position in the First American Real Estate Securities Fund to 11.6%. (The fund also had a 3.4% cash component for operating purposes.)
Allocation to Underlying Fund as of August 31, 20061  (% of net assets)

U.S. Government Mortgage Fund	28.6%
Large Cap Value Fund	28.6%
High Income Bond Fund	27.2%
Real Estate Securities Fund	11.6%
Prime Obligations Fund	3.4%
Portfolio Allocation as of August 31, 20061  (% of net assets)

Fixed Income Funds	55.8%
Equity Funds	40.2%
Short-Term Investment	3.4%

[1]	Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.
2      First American Funds Annual Report 2006

Income Builder fund continued
Expense Example
As a shareholder of the Income Builder Fund (the “fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 31, 20061, to August 31, 2006.
Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Expense Examples

			Expenses Paid During
	Beginning Account	Ending Account	Period[2] (5/31/06[1] to
	Value (5/31/061)	Value (8/31/06)	8/31/06)
Class A Actual[3]	$1,000.00	$1,038.00	$0.91

Class A Hypothetical (5% return before expenses)	$1,000.00	$1,011.85	$0.90

Class B Actual[3]	$1,000.00	$1,034.50	$2.85

Class B Hypothetical (5% return before expenses)	$1,000.00	$1,009.94	$2.82

Class C Actual[3]	$1,000.00	$1,034.80	$2.85

Class C Hypothetical (5% return before expenses)	$1,000.00	$1,009.94	$2.82

Class Y Actual[3]	$1,000.00	$1,037.20	$0.26

Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,012.48	$0.26

[1]	Inception date of the fund was May 31, 2006.

[2]	Expenses are equal to the fund’s annualized expense ratio for the period May 31, 2006 through August 31, 2006 of 0.35%, 1.10%, 1.10% and 0.10% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the three-month period/365. These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

[3]	Because the inception date of the fund was May 31, 2006, the information is based on the actual returns for the three-month period ended August 31, 2006 of 3.80%, 3.45%, 3.48%, and 3.72% for Class A, Class B, Class C, and Class Y, respectively.
First American Funds Annual Report 2006       3

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
First American Strategy Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Income Builder Fund (a series of First American Strategy Funds, Inc.) (the “fund”) as of August 31, 2006, and the related statements of operations, changes in net assets and financial highlights for the period indicated therein. These financial statements and the financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2006, and confirmation of the securities held by correspondence brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Builder Fund at August 31, 2006, the results of its operations, changes in its net assets and its financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
October 13, 2006
4      First American Funds Annual Report 2006

Schedule of  Investments August 31, 2006, all dollars are rounded to thousands (000)

Income Builder Fund
DESCRIPTION	SHARES	VALUE

Affiliated Investment Companies
Equity Funds – 40.2%
First American Investment Funds, Inc. (a)
Large Cap Value Fund	102,826	$2,168
Real Estate Securities Fund	35,703	881

Total Equity Funds (Cost $2,916)		3,049

Fixed Income Funds – 55.8%
First American Investment Funds, Inc. (a) High Income Bond Fund	221,018	2,064
U.S. Government Mortgage Fund	209,341	2,173

Total Fixed Income Funds (Cost $4,200)		4,237

Short-Term Investment – 3.4%
First American Funds, Inc. (b)
Prime Obligations Fund (Cost $261)	260,702	261

Total Affiliated Investment Companies – 99.4% (Cost $7,377)		7,547

Other Assets and Liabilities, Net – 0.6%		43

Total Net Assets – 100.0%		$7,590

(a)	Investments in these funds are made in the Y share class.

(b)	Investment in this fund is made in the Z share class.
First American Funds Annual Report 2006       5

Statement of Assets and Liabilities	August 31, 2006, all dollars and shares are rounded to thousands (000), except for per share data

Income
Builder
Fund

ASSETS:
Investments in affiliated funds, at value (cost: $7,377) (note 2)	$7,547
Receivable for dividends and interest	1
Receivable for capital shares sold	361
Receivable from advisor	25
Prepaid expenses and other assets	58

Total assets	7,992

LIABILITIES:
Bank overdraft	22
Payable for affiliated investment funds purchased	340
Payable for capital shares redeemed	1
Payable to affiliates (note 3)	14
Payable for distribution and shareholder servicing fees	1
Accrued expenses and liabilities	24

Total liabilities	402

Net assets	$7,590

COMPOSITION OF NET ASSETS:
Portfolio capital	$7,423
Accumulated net realized loss on investments	(3)
Net unrealized appreciation of investments	170

Net assets	$7,590

Class A:
Net assets	$3,264
Shares issued and outstanding ($0.01 par value — 10 billion authorized)	319
Net asset value and redemption price per share	$10.25
Maximum offering price per share (1)	$10.70
Class B:
Net assets	$351
Shares issued and outstanding ($0.01 par value — 10 billion authorized)	34
Net asset value, offering price, and redemption price per share (2)	$10.23
Class C:
Net assets	$858
Shares issued and outstanding ($0.01 par value — 10 billion authorized)	84
Net asset value, offering price, and redemption price per share (2)	$10.23
Class Y:
Net assets	$3,117
Shares issued and outstanding ($0.01 par value — 10 billion authorized)	304
Net asset value, offering price, and redemption price per share	$10.24

(1)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 4.25%.

(2)	Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
6      First American Funds Annual Report 2006

Statement of  Operations all dollars are rounded to thousands (000)

Income
Builder
Fund

5/31/2006(1)
to
8/31/2006

INVESTMENT INCOME:
Income distributions received from underlying affiliated funds	$59

Total investment income	59

EXPENSES (note 3):
Investment advisory fees	3
Administration fees	5
Transfer agent fees	19
Custodian fees (2)	—
Professional fees	15
Registration fees	15
Postage and printing fees	9
Directors’ fees	3
Other expenses	4
Distribution and shareholder servicing fees – Class A	1
Distribution and shareholder servicing fees – Class B (2)	—
Distribution and shareholder servicing fees – Class C	1

Total expenses	75

Less: Fee waivers (note 3)	(72)

Total net expenses	3

Investment income – net	56

REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET (note 5):
Net realized gain on investments in affiliated funds	1
Net change in unrealized appreciation or depreciation of investments in affiliated funds	170

Net gain on investments	171

Net increase in net assets resulting from operations	$227

(1)	Commencement of operations.

(2)	Due to the presentation of the financial statements in thousands, the number rounds to zero.
First American Funds Annual Report 2006       7

Statement of  Changes in Net Assets all dollars are rounded to thousands (000)

Income
Builder
Fund

5/31/2006(1)
to
8/31/2006

OPERATIONS:
Investment income – net	$56
Net realized gain on investments in affiliated funds	1
Net change in unrealized appreciation or depreciation of investments in affiliated funds	170

Net increase in net assets resulting from operations	227

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(17)
Class B	(2)
Class C	(3)
Class Y	(38)
Return of capital:
Class A	(4)
Class B	— (2)
Class C	(1)
Class Y	(10)

Total distributions	(75)

CAPITAL SHARE TRANSACTIONS (note 4):
Class A:
Proceeds from sales	3,211
Reinvestment of distributions	19
Payments for redemptions	(1)

Increase in net assets from Class A transactions	3,229

Class B:
Proceeds from sales	344
Reinvestment of distributions	1
Payments for redemptions(2)	—

Increase in net assets from Class B transactions	345

Class C:
Proceeds from sales	847
Reinvestment of distributions	3
Payments for redemptions	—

Increase in net assets from Class C transactions	850

Class Y:
Proceeds from sales	4,504
Reinvestment of distributions	46
Payments for redemptions	(1,536)

Increase in net assets from Class Y transactions	3,014

Increase in net assets from capital share transactions	7,438

Total increase in net assets	7,590
Net assets at beginning of period	—

Net assets at end of period	$7,590

Undistributed of net investment income at end of period	$—

(1)	Commencement of operations.

(2)	Due to the presentation of the financial statements in thousands, the number rounds to zero.
The accompanying notes are an integral part of the financial statements.
8      First American Funds Annual Report 2006

(This page intentionally left blank.)

Financial Highlights  For a share outstanding throughout the indicated period.

	Net Asset		Realized and	Distributions	Distributions	Net Asset
	Value	Net	Unrealized	from Net	from	Value
	Beginning	Investment	Gains on	Investment	Return of	End of
	of Period	Income	Investments	Income	Capital	Period

Income Builder Fund(1)(2)
Class A
2006	$10.00	$0.11	$0.27	$(0.10)	(0.03)	$10.25
Class B
2006	$10.00	$0.08	$0.26	$(0.09)	(0.02)	$10.23
Class C
2006	$10.00	$0.11	$0.24	$(0.09)	(0.03)	$10.23
Class Y
2006	$10.00	$0.10	$0.27	$(0.10)	(0.03)	$10.24

(1)	Commenced operations on May 31, 2006. All ratios for the period ended August 31, 2006 have been annualized, except total return and portfolio turnover.

(2)	Per share data calculated using average shares outstanding method.

(3)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)	Expense ratios do not include expenses of the underlying funds.
The accompanying notes are an integral part of the financial statements.
10      First American Funds Annual Report 2006

					Ratio of Net
				Ratio of	Investment
			Ratio of Net	Expenses to	Loss to
		Ratio of	Investment	Average	Average Net
	Net Assets	Expenses to	Income	Net Assets	Assets	Portfolio
Total	End of	Average	to Average	(Excluding	(Excluding	Turnover
Return(3)	Period (000)	Net Assets(4)	Net Assets	Waivers)(4)	Waivers)	Rate

3.80%	$3,264	0.35%	4.07%	5.53%	(1.11)%	32%

3.45%	$351	1.10%	3.11%	6.28%	(2.07)%	32%

3.48%	$858	1.10%	4.39%	6.28%	(0.79)%	32%

3.72%	$3,117	0.10%	4.04%	5.28%	(1.14)%	32%

First American Funds Annual Report 2006       11

Notes to  Financial Statements August 31, 2006, all dollars and shares are rounded to thousands (000)

1 >	Organization

The Income Builder Fund (the “fund” ) is a mutual fund offered by First American Strategy Funds, Inc. (“FASF”), which is a member of the First American Family of Funds. The fund commenced operations May 31, 2006. FASF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The fund invests in First American Funds, Inc. (“FAF”) and First American Investment Funds, Inc. (“FAIF”) in a “fund of funds” structure. FASF’s articles of incorporation permit the board of directors to create additional funds and classes in the future.

The fund offers Class A, Class B, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The fund’s prospectus provides a description of the fund’s investment objectives, principal investment strategy, and principal risks. All classes of shares in the fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’ servicing or distribution arrangements.

2 >	Summary of Significant Accounting Policies

The significant accounting policies followed by the fund are as follows:

SECURITY VALUATIONS – Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – For financial statement purposes, the fund records security transactions on the trade date of the security purchase or sale. Income and capital gain distributions from underlying funds are recorded on the ex-dividend date. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Distributions from net investment income are declared and paid quarterly in cash or are reinvested in additional shares of the fund at net asset value. Any net realized capital gains on sales of the fund’s securities and any capital gain distributions received from the underlying funds are distributed to shareholders at least annually.

FEDERAL TAXES – The fund is treated as a separate taxable entity. The fund intends to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code (the Code), as amended. It is the fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for the fiscal period ended August 31, 2006 in a manner that complies with the distribution requirements of the Code, so that the fund will not be subject to any federal income tax or excise taxes based on net income. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. These differences are primarily due to losses deferred from wash sales and return of capital distributions. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following reclassifications were made:

		Undistributed	Accumulated
	Portfolio	Net Investment	Net Realized
Fund	Capital	Income	Loss

Income Builder Fund	$(15)	$19	$(4)

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that the income or realized gains (losses) were recorded by the fund. The distributions paid during the fiscal period ended August 31, 2006, were as follows:

	2006

	Ordinary	Return
Fund	Income	of Capital	Total

Income Builder Fund	$60	$15	$75

As of August 31, 2006, components of accumulated earnings on a tax-basis were as follows:

		Total
	Unrealized	Accumulated
Fund	Appreciation	Earnings

Income Builder Fund	$167	$167

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales.
12      First American Funds Annual Report 2006

EXPENSES – Expenses that are directly related to the fund are charged directly to the fund. Other operating expenses of the First American Family of Funds are allocated to the fund on several bases, including evenly across all funds, allocated based on relative net assets of all funds within the First American Family of Funds or a combination of both methods. Class specific expenses, such as distribution fees and shareholder servicing fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of the fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds. The fund did not have any interfund lending transactions during the fiscal period ended August 31, 2006.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >	Fees and Expenses

INVESTMENT ADVISORY FEES – Pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors, Inc. (“FAF Advisors”), manages the fund’s assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires the fund to pay FAF Advisors a monthly fee based upon average daily net assets. The annual fee for the fund was 0.25% during the period. Effective October 1, 2006, the contractual advisory fee was lowered to 0.10%. FAF Advisors has agreed to waive fees and reimburse other fund expenses through June 30, 2007, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed 0.35% for Class A shares, 1.10% for Class B shares, 1.10% for Class C shares, and 0.10% for Class Y shares.

ADMINISTRATION FEES – FAF Advisors serves as the fund’s administrator pursuant to an administration agreement between FAF Advisors and the fund. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors provides, or engages other entities to provide, services to the fund. These services include various legal, oversight and administrative services and accounting services. During the fiscal period, the fund paid FAF Advisors administration fees which were calculated daily and paid monthly. Prior to July 1, 2006, such fees were equal to the fund’s pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.135% on the next $17 billion of the aggregate average daily net assets, 0.12% on the next $25 billion of the aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the fund may reimburse FAF Advisors and USBFS for any out-of-pocket expenses incurred in providing administration services.

Effective July 1, 2006, the administration fee was increased to an amount equal, on an annualized basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. This increase was a result of incorporating into the administration fee a fee equal to 0.10% of the fund’s average daily net assets that had previously been paid to USBFS as part of the transfer agent fee for providing certain shareholder services and to reimburse USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts.

For the fiscal period ended August 31, 2006, administration fees paid to FAF Advisors by the fund included in this annual report were $3.

Effective October 1, 2006, the administration agreement was amended to provide that FAF Advisors will not charge the fund a fee for the provision of administration services.

TRANSFER AGENT FEES – USBFS serves as the fund’s transfer agent pursuant to a transfer agent agreement with FASF. Prior to July 1, 2006, FASF paid transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees were allocated to the fund based upon the fund’s pro rata share of the aggregate average daily net assets of the funds that comprise FASF. Under the transfer agent agreement, the fund also paid USBFS a fee equal, on an annual basis, to 0.10% of the fund’s average daily net assets. This fee was intended to compensate USBFS for its payments to financial institutions that establish and maintain omnibus
First American Funds Annual Report 2006       13

Notes to  Financial Statements continued

accounts and provide customary services for such accounts. In addition to these fees, the fund reimbursed USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Effective July 1, 2006, the fund is charged transfer agent fees based on a per shareholder account basis, subject to a minimum per share class fee. These fees will be charged to the fund based on the number of accounts within the fund. The $18,500 fee per share class that was charged in addition to per account fees was eliminated. As noted above, effective July 1, 2006, the 0.10% fee for shareholder services and payments to financial institutions was incorporated into the administration fee. The fund continues to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

For the fiscal period ended August 31, 2006, transfer agent fees paid to USBFS by the fund included in this annual report were $16.

CUSTODIAN FEES – U.S. Bank serves as the fund’s custodian pursuant to a custodian agreement with FASF. The custodian fee charged for the fund is equal to an annual rate of 0.005% of average daily net assets. All fees are computed daily and paid monthly.

Under the custodian agreement, interest earned on uninvested cash balances is used to reduce a portion of the fund’s custodian expense. These credits, if any, are disclosed as “Indirect payments from the custodian” in the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the fund’s custodian expenses.

For the fiscal period ended August 31, 2006, custodian fees were not increased as a result of overdrafts and were not decreased as a result of interest earned in the fund.

DISTRIBUTION AND SHAREHOLDER SERVICING (12B-1) FEES – Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, serves as the distributor of the fund pursuant to a distribution agreement with FASF. Under the distribution agreement, and pursuant to a plan adopted by the fund under rule 12b-1 of the Investment Company Act, the fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, and 1.00%, of the fund’s average daily net assets attributable to Class A shares, Class B shares, and Class C shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities.

Under this distribution and shareholder servicing agreement, $1 was retained by affiliates of FAF Advisors for the fiscal period ended August 31, 2006.

OTHER EXPENSES – In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, the fund is responsible for paying most other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. In addition to the fund’s direct expenses as described above, fund shareholders also bear a proportionate share of the underlying affiliated funds’ expenses.

CONTINGENT DEFERRED SALES CHARGES – A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

Contingent Deferred Sales Charge
as a Percentage of Dollar
Year Since Purchase	Amount Subject to Charge

First	5.00%
Second	5.00
Third	4.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	—
Eighth	—

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 12 months.

The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

For the fiscal period ended August 31, 2006, total front-end sales charges and CDSCs retained by affiliates of FAF Advisors for distributing the fund’s shares were $34.
14      First American Funds Annual Report 2006

4 >	Capital Share Transactions

FASF has 10 trillion shares of $0.01 par value capital stock authorized. Capital share transactions for the fund was as follows:

Income Builder Fund
5/31/06* to
8/31/06

Class A:
Shares issued	317
Shares issued in lieu of cash distributions	2
Shares redeemed(1)	—

Total Class A transactions	319

Class B:
Shares issued	34
Shares issued in lieu of cash distributions(1)	—
Shares redeemed(1)	—

Total Class B transactions	34

Class C:
Shares issued	84
Shares issued in lieu of cash distributions(1)	—
Shares redeemed	—

Total Class C transactions	84

Class Y:
Shares issued	450
Shares issued in lieu of cash distributions	4
Shares redeemed	(150)

Total Class Y transactions	304

Net increase in capital shares	741

*	Commencement of operations.

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.

5 >	Investment Security Transactions

Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the fiscal period ended August 31, 2006, aggregated $8,546 and $1,431, respectively.

The aggregate gross unrealized appreciation and depreciation of securities held by the fund and the total cost of securities for federal income tax purposes at August 31, 2006, were as follows:

	Aggregate	Aggregate			Federal
	Gross	Gross			Income
Fund	Appreciation	Depreciation		Net	Tax Cost

Income Builder Fund	$167	$—	(1)	$167	$7,380

(1)	Due to the presentation of the financial statements in thousands, the number rounds to zero.

6 >	Investments In Underlying Affiliated Funds

The fund does not invest in the underlying funds for the purpose of exercising management or control. At August 31, 2006, Income Builder Fund did not hold positions which exceeded 5% of any underlying fund’s outstanding shares.

7 >	Indemnifications

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. However, the fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8 >	New Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s (series’, trust’s) tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
First American Funds Annual Report 2006       15

 NOTICE TO SHAREHOLDERS August 31, 2006 (unaudited)
TAX INFORMATION

The information set forth below is for the fund’s fiscal period as required by federal laws. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal periods of the fund. Accordingly, the information needed for income tax purposes will be sent in early 2007 on Form 1099-DIV. Please consult your tax advisor for proper treatment of this information.

For the fiscal period ended August 31, 2006, the fund has designated long term capital gains and ordinary income with regard to distributions paid during the period as follows:

Ordinary
	Income		Total
	Distributions	Return of	Distributions
Fund	(Tax Basis)	Capital	(Tax Basis)

Income Builder Fund	80%	20%	100%

       Shareholder Notification of Federal Tax Status:

The fund designates 10.10% of the ordinary income distributions during the fiscal period ended August 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

In addition, the fund designates 9.19% of the ordinary income distributions from net investment income during the fiscal period ended August 31, 2006 as qualifying income available to individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
       Additional Information Applicable to Foreign Shareholders Only:

The percentage or ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c) for the fund was 62.70%

The percentage of ordinary income distributions that are designated as short term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fund was 6.47%.
HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the First American Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.
FORM N-Q HOLDINGS INFORMATION

The fund is required to file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The fund’s Forms N-Q will be available (1) without charge upon request by calling 800.677.FUND and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. In addition, you may review and copy the fund’s Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.
QUARTERLY PORTFOLIO HOLDINGS

The fund will make portfolio holdings information publicly available by posting the information at firstamericanfunds.com on a quarterly basis. The fund will attempt to post such information within 10 days of the quarter end.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund (the “Board”), which is comprised entirely of independent directors, oversees the management of the Fund and, as required by law, has approved the Fund’s advisory agreement with FAF Advisors, Inc. (“FAF Advisors”).

At a meeting on February 22, 2006, the Board considered information relating to the Fund’s proposed investment advisory agreement with FAF Advisors (the “Agreement”). The Board received materials relating to the Agreement in advance of the meeting.
16      First American Funds Annual Report 2006

In considering the Agreement, the Board, advised by independent legal counsel, reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services that FAF Advisors proposed to provide to the Fund, (2) the proposed expense structure of the Fund, including the proposed investment advisory fee and comparative advisory fee information, (3) whether fee levels would be adjusted to enable Fund investors to share in potential economies of scale, and (4) other benefits that would accrue to FAF Advisors through its relationship with the Fund. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Agreement. In reapproving advisory agreements, the Board would also generally review and consider a fund’s performance and the profitability of FAF Advisors related to the fund. Because the Fund had not yet commenced operations, however, these factors were not considered. However, the Board had previously considered, in connection with its review of other advisory contracts for the First American fund family, the performance of other First American Funds using a “fund-of-funds” strategy, as well as the performance of the underlying funds and the profitability of FAF Advisors with respect to those underlying funds.

Based on the terms of the Agreement and the Board’s evaluation of materials provided to it by FAF Advisors, the Board concluded that the Agreement is fair and in the interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:
Nature, Quality, and Extent of Investment Advisory Services

The Board examined the nature, quality and extent of the services that would be provided by FAF Advisors to the Fund. The Board reviewed FAF Advisors’ key personnel who would provide investment management services to the Fund as well as the fact that, under the Agreement, FAF Advisors has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions, subject to review by the Board. The Board further considered that FAF Advisors’ duties with respect to the Fund include (i) investment research and security selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions and the Investment Company Act of 1940, and (iii) monitoring the performance of the various organizations providing services to the Fund, including the Fund’s distributor, sub-administrator, transfer agent, and custodian. Finally, the Board considered FAF Advisors’ representation that the services provided by FAF Advisors under the Agreement are the types of services customarily provided by investment advisors in the Fund industry.

The Board also considered compliance reports about FAF Advisors from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent, and quality of the services provided by FAF Advisors under its Agreement.
Costs of Services

The Board noted that FAF Advisors was proposing a fee waiver and expense structure identical to that of the other First American funds-of-funds, which had been reviewed by the Board during its reapproval of the advisory contract for those funds. The Board then reviewed the proposed investment advisory fee as compared to fees charged to comparable funds managed by other advisers. In connection with this review, the Board asked FAF Advisors to articulate its pricing philosophy. FAF Advisors responded that it will attempt generally to maintain the Fund’s total operating expenses at a level that approximates the median of a peer group of funds selected by an independent data service. The Board concluded that FAF Advisors’ pricing philosophy is a reasonable one and that the Funds’ proposed advisory fee is reasonable in light of the services to be provided.
Economies of Scale in Providing Investment Advisory Services

The Board considered whether the Fund’s proposed investment advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. The Board considered that, although the Fund does not have advisory fee breakpoints in place, the intent of FAF Advisors’ Pricing Philosophy is generally to keep the Fund’s expense ratio competitive with the median total expense ratio of the Fund’s peer group. Because this median total expense ratio will reflect the effect of any breakpoints in the peer group’s advisory fee schedules Fund shareholders should receive the benefit of those breakpoints. In light of FAF Advisors’ commitment to keep total Fund expenses competitive, the Board concluded that it would be reasonable and in the interest of the Fund and its shareholders to approve the Agreement.
Other Benefits to FAF Advisors

In evaluating the benefits that will accrue to FAF Advisors through its relationship with the Fund, the Board noted that FAF Advisors and certain of its affiliates will serve the Fund in various capacities, including as adviser, administrator, sub-administrator, transfer agent, distributor and custodian, and receive compensation from the Fund in connection with providing services to the Fund. The Board considered that each service provided to the Fund by FAF Advisors or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of these and other factors, the Board concluded that approval of the Agreement was in the interest of the Fund and its shareholders.
First American Funds Annual Report 2006       17

 NOTICE TO SHAREHOLDERS continued
Directors and Officers of the Fund

Independent Directors

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Overseen by Director	Director †

Benjamin R. Field III P.O. Box 1329 Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003.	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Roger A. Gibson P.O. Box 1329 Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since October 1997.	Retired; Vice President, Cargo – United Airlines from July 2001 through July 2004; Vice President, North America – Mountain Region, United Airlines, prior to July 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Victoria J. Herget P.O. Box 1329 Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since September 2003.	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Leonard W. Kedrowski P.O. Box 1329 Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since November 1993.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

Richard K. Riederer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001.	Retired; Director, President, and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	Cleveland Cliffs Inc (a producer of iron ore pellets)

Joseph D. Strauss P.O. Box 1329 Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since April 1991.	Attorney At Law, Owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; Owner, Chairman, and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning, and public relations organization; Owner, Chairman, and Chief Executive Officer, Excensustm, LLC, a strategic demographic planning and application development firm, since 2001.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

18      First American Funds Annual Report 2006

Independent Directors — continued

Other
	Position(s)	Term of Office		Number of Portfolios	Directorships
Name, Address, and	Held	and Length of	Principal Occupation(s)	in Fund Complex	Held by
Year of Birth	with Fund	Time Served	During Past 5 Years	Overseen by Director	Director †

Virginia L. Stringer P.O. Box 1329 Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FASF’s Board since September 1997; Director of FASF since September 1987.	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company through 2003.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

James M. Wade P.O. Box 1329 Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FASF since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: twelve registered investment companies, including fifty-eight portfolios	None

†	Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.
The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.
First American Funds Annual Report 2006       19

 NOTICE TO SHAREHOLDERS continued

Officers

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Fund	Time Served	Principal Occupation(s) During Past 5 Years

Thomas S. Schreier, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FASF since February 2001.	Chief Executive Officer of FAF Advisors, Inc.

Mark S. Jordahl FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Vice President – Investments	Re-elected by the Board annually; Vice President – Investments of FASF since September 2001.	Chief Investment Officer of FAF Advisors, Inc., since September 2001.

Jeffery M. Wilson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1956)*	Vice President – Administration	Re-elected by the Board annually; Vice President – Administration of FASF since March 2000.	Senior Vice President of FAF Advisors, Inc.

Charles D. Gariboldi, Jr. FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1959)*	Treasurer	Re-elected by the Board annually; Treasurer of FASF since December 2004.	Treasurer, FAF Advisors, Inc., since October 2004; prior thereto, Vice President of investment accounting and Fund Treasurer for Thrivent Financial for Lutherans.

Jill M. Stevenson FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1965)*	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FASF since September 2005.	Assistant Treasurer, FAF Advisors, Inc., since September 2005; prior thereto, Director, Senior Project Manager, FAF Advisors, Inc. from May 2003 to September 2005; prior to that, Vice President, Director of Operations, Paladin Investment Associates, LLC.

David H. Lui FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1960)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FASF since February 2005.	Chief Compliance Officer for First American Funds and FAF Advisors, Inc., since February 2005; prior thereto, Chief Compliance Officer, Franklin Advisors, Inc. and Chief Compliance Counsel, Franklin Templeton Investments from March 2004 to February 2005; prior to that, Vice President Charles Schwab & Co., Inc.

Jason K. Mitchell FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1976)*	Anti-Money Laundering Officer	Re-elected by the Board annually: Anti-Money Laundering Officer of FASF since September 2006.	Anti-Money Laundering Officer of First American Funds and FAF Advisors, Inc., since September 2006, Compliance Manager, FAF Advisors, Inc., since June 2006, prior to that, Compliance Analyst, FAF Advisors, Inc., from October 2004 to June 2006, prior to that, Senior Systems Helpdesk Analyst, Wachovia Retirement Services from November 2002 to October 2004, prior to that, Senior Retirement Plan Specialist, PFPC, Inc.

Kathleen L. Prudhomme FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1953)*	Secretary	Re-elected by the Board annually; Secretary of FASF since December 2004; prior thereto, Assistant Secretary of FASF since September 1998.	Deputy General Counsel, FAF Advisors, Inc., since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt Dorsey & Whitney LLP 50 South Sixth Street Suite 1500 Minneapolis, MN 55402 (1951)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since December 2004; prior thereto, Assistant Secretary of FASF since September 1998.	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Brett L. Agnew FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55402 (1971)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since December 2004.	Attorney for FAF Advisors, Inc., since August 2004; prior thereto, Senior Counsel, Thrivent Financial for Lutherans from May 2001 to August 2004; prior to that, Consultant, Principal Financial Group.

20      First American Funds Annual Report 2006

Officers — continued

	Position(s)	Term of Office
Name, Address, and	Held	and Length of
Year of Birth	with Fund	Time Served	Principal Occupation(s) During Past 5 Years

James R. Arnold 615 E. Michigan Street Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2003.	Vice President, U.S. Bancorp Fund Services, LLC, since March 2002; prior thereto, Senior Administration Services Manager, UMB Fund Services, Inc.

Richard J. Ertel FAF Advisors, Inc. 800 Nicollet Mall Minneapolis, MN 55042 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since June 2006 and from June 2003 through August 2004.	Counsel, FAF Advisors, Inc., since May 2006; prior thereto, Counsel, Ameriprise Financial Services, Inc. from September 2004 to May 2006; prior to that, Counsel, FAF Advisors, Inc. from May 2003 to August 2004; prior to May 2003, Associate Counsel, Hartford Life and Accident Insurance Company.

Douglas G. Hess 615 E. Michigan Street Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FASF since September 2001.	Vice President, U.S. Bancorp Fund Services, LLC.

*	Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew and Ertel, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment adviser and administrator for FASF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as sub-administrator and transfer agent for FASF.
First American Funds Annual Report 2006       21

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Board of Directors First American Strategy Funds, Inc.

Virginia Stringer

Chairperson of First American Strategy Funds, Inc.
Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Strategy Funds, Inc.
Retired; former Senior Financial Advisor, Senior Vice President, Chief Financial Officer, and Treasurer of Bemis Company, Inc.

Roger Gibson

Director of First American Strategy Funds, Inc.
Retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Strategy Funds, Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Strategy Funds, Inc.
Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Strategy Funds, Inc.
Retired; former Director, President, and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Strategy Funds, Inc.
Owner and President of Strauss Management Company

James Wade

Director of First American Strategy Funds, Inc.
Owner and President of Jim Wade Homes

First American Strategy Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:
First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended August 31, 2006. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Income Builder Fund. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the fund. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
INVESTMENT ADVISOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
ADMINISTRATOR

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402
TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
CUSTODIAN

U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55101
DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
220 South Sixth Street
Suite 1400
Minneapolis, Minnesota 55402
COUNSEL

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330
In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.
0250-06 10/2006 AR-INC   BUILDER

Item 2—Code of Ethics
(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

(b)	During the period covered by this report, there were no amendments to the provisions of the registrant’s code of ethics that apply to the registrant’s principal executive officer and principal financial officer and that relate to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(c)	During the period covered by this report, the registrant did not grant to the registrant’s principal executive officer or principal financial officer any waivers, including implicit waivers, from any provisions of its code of ethics that relate to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(d)	The registrant undertakes to furnish a copy of its code of ethics to any person upon request, without charge, by calling 1-800-677-3863.
Item 3—Audit Committee Financial Expert
The registrant’s Board of Directors has determined that Leonard W. Kedrowski, Benjamin R. Field III, and Richard K. Riederer, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.
Item 4—Principal Accountant Fees and Services
(a)	Audit Fees — Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $78,182 in the fiscal year ended August 31, 2006, $35,176 in the fiscal period ended August 31, 2005, and $10,296 in the fiscal year ended September 30, 2004, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form N-CSR.

(b)	Audit-Related Fees – E&Y billed the registrant audit-related fees totaling $223 in the fiscal year ended August 31, 2006, $441 in the fiscal period ended August 31, 2005, and $581 in the fiscal year ended September 30, 2004, including fees associated with the semi-annual review of fund disclosures.

(c)	Tax Fees — E&Y billed the registrant fees of $11,428 in the fiscal year ended August 31, 2006, $6,122 in the fiscal period ended August 31, 2005, and $1,873 in the fiscal year ended September 30, 2004 for tax services, including tax compliance, tax advice and tax planning. Tax compliance, tax advice and tax planning services primarily related to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)	All Other Fees — There were no fees billed by E&Y for other services to the registrant during the fiscal year ended August 31, 2006, the fiscal period ended August 31, 2005, and the fiscal year ended September 30, 2004.

(e)(1)	The audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X are set forth below:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds (“Committee”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:
•	Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•	Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•	Meet quarterly with the partner of the independent audit firm

•	Consider approving categories of service that are not deemed to impair independence for a one-year period
It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.
Policy for Audit and Non-Audit Services Provided to the Funds
On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the funds’ independent audit firm directly for the funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.
The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.
In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:
Audit Services
The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:
•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents
Audit-related Services
In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Accounting consultations

•	Fund merger support services

•	Other accounting related matters

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Tax Services
The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.
•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance, and

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects
Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.
Other Non-audit Services
The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent audit firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.
Proscribed Services
In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:
•	Management functions

•	Accounting and bookkeeping services

•	Internal audit services

•	Financial information systems design and implementation

•	Valuation services supporting the financial statements

•	Actuarial services supporting the financial statements

•	Executive recruitment

•	Expert services (e.g., litigation support)

•	Investment banking
Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment
Company Complex
The Committee is also responsible for pre-approving certain non-audit services provided to FAF Advisors, Inc., U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors, Inc., that provides ongoing services to the funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the funds.
Although the Committee is not required to pre-approve all services provided to FAF Advisors, Inc. and other affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2)	All of the services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $28,151 in the fiscal year ended August 31, 2006, $32,263 in the fiscal period ended August 31, 2005, and $33,204 in the fiscal year ended September 30, 2004.

(h)	The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved is compatible with maintaining E&Y’s independence.
Item 5—Audit Committee of Listed Registrants
Not applicable.
Item 6— Schedule of Investments
The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8—Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10—Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.
Item 11—Controls and Procedures
(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12—Exhibits

(a)(1)	Not applicable. Registrant’s code of ethics is provided to any person upon request without charge.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act are filed as exhibits hereto.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
First American Strategy Funds, Inc.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: November 7, 2006
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President
Date: November 7, 2006

By:	/s/ Charles D. Gariboldi, Jr.
Charles D. Gariboldi, Jr.
Treasurer
Date: November 7, 2006